                                                                   EXHIBIT 10.50

                     Agreement Between Owner and Contractor

AGREEMENT made as of the 30th day of January in the year 2004

BETWEEN the Owner:             MONTICELLO RACEWAY MANAGEMENT, INC.

and the Contractor:            FLUOR ENTERPRISES, INC.

The Project is:                MONTICELLO RACINO
                               Fitup and Renovations at the Monticello Raceway,
                               Monticello, New York

The Architect is:              BRENNON, BEER AND GORMAN ARCHITECTS
                               515 Madison Avenue
                               New York, New York 10023

The Owner and Contractor agree as follows:

ARTICLE I      THE CONTRACT DOCUMENTS

      The  Contract  Documents  consist  of this  Agreement,  Conditions  of the
      Contract  (General,   Supplementary  and  other   Conditions),   Drawings,
      Specifications, Addenda issued prior to execution of this Agreement, other
      documents  listed  in  this  Agreement  and  Modifications   issued  after
      execution of this Agreement;  these form the Contract,  and are as fully a part of the Contract as if attached so this Agreement or repeated  herein.
      The Contract  represents the entire and integrated  agreement  between the parties  hereto and  supersedes  prior  negotiations,  representations  or agreements,  either  written  or  oral.  An  enumeration  of the  Contract
      Documents, other than Modifications, appears in Article 15. If anything in the other Contract  Documents is inconsistent  with this  Agreement,  this
      Agreement shall govern.

ARTICLE 2      THE WORK OF THIS CONTRACT

      The  Contractor  shall fully  execute the Work  described  in the Contract
      Documents,  except  to the  extent  specifically   indicated  in  Contract
      Documents to be the  responsibility of others.  The scope of work is split into two phases:

      2.1 Phase I - Phase I Pre-Construction  Services shall be performed by the
      Contractor  consisting of estimating,  value engineering  constructability review,  preparation  of a Critical Path  Schedule,  bidding,  purchasing, subcontracting  and  developing an acceptable  Guaranteed  Maximum  Price.
      ("GMP") The  Pre-Construction  Services shall commence on October 24, 2003 and be completed  upon  submission of an acceptable GMP and a receipt from the Owner of a Notice to Proceed for construction.

      2.2 Phase II Construction Services shall be performed by the Contractor in accordance  with the Contract  Documents and the Guaranteed  Maximum Price
      ("GMP") pursuant  to  Amendment  No 1.  Amendment  No. 1 shall be  jointly developed and shall include the GMP and scope of Work to be performed. The parties shall  endeavor to complete  Amendment No. 1 on or before March 1,
      2004.

ARTICLE 3      RELATIONSHIP OF THE PARTIES

      The  Contractor   accepts  the   relationship   of  trust  and  confidence
      established  by this  Agreement and covenants  with the Owner to cooperate with the  Architect  and exercise the  Contractor's  skill and judgment in furthering  the  interests  of the Owner;  to furnish  efficient  business administration and supervision; to furnish at all times an adequate supply of workers and materials,  and to perform the Work in an  expeditious  and economical manner consistent with the Owner's interests.  The Owner agrees to furnish and approve,  in a timely manner,  information  required by the
      Contractor and to make payments to the  Contractor in accordance  with the requirements of the Contract Documents.

ARTICLE 4      DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

      4.1. The date of commencement of the Phase I Pre-Construction  was October
      24, 2003. The date of commencement  of the Phase II Construction  Services shall be  established  by a Notice to  Proceed  issued by the Owner to the
      Contractor.

      4.2 The  Contract  Time shill be measured  from the date of the Notice to
      Proceed.

      4.3 The Contractor shall achieve Substantial Completion of the entire Work no later than one hundred  seventy-nine  (179) calendar days from the date of the Notice to Proceed  subject to  adjustments of this Contract Time as provided in the Contract  Documents  ("Contract  Time").  In the event the
      Contractor  fails to  substantially  complete the Work within the Contract
      Time, the  Contractor  shall pay to the Owner the amount of Three Thousand
      Dollars  ($3,000)  per day as  liquidated  damages  for each day after the
      Contract Time until the project has achieved Substantial  Completion.  The amount of  liquidated  damages is a  reasonable  estimate of the  damages, which damages are  impossible to  specifically  determine at the time this
      Contract is  exceuted,  that the Owner will incur in the event the Project is completed after the date of Substantial Completion and not a penalty.

          The parties  agree that  Contractor's  total  aggregate  liability for liquidated  damages  shall be  limited  to  $190,000  and such  liquidated damages are the Owner's  sole and  exclusive  remedy with  respect to late completion.

      4.4 In the event the Contractor is able to achieve Substantial  Completion of the entire  Work prior to the  expiration  of the  Contract  Time,  the
      Contractor  shall  receive  from the Owner,  the amount of Three  Thousand
      Dollars ($3,000) per day as a fee bonus for each day of early  completion.
      In the event the Contractor is able to achieve  Substantial  Completion on or prior to July 1, 2004, the Contractor  shall also receive an additional fee bonus of One Hundred Thousand Dollars ($100,000).

          In order for the  Contractor to earn the  additional  fee bonus of One
      Hundred  Thousand  Dollars  ($100,000),  Substantial  Completion  must  be achieved  by July 1,  2004,  without  regards  to any  adjustments  of the
      Contract Time as provided in the Contract.

ARTICLE 5      BASIS FOR PAYMENT

5.1   CONTRACT SUM
5.1            Contract Sum

      5.1.1 The Owner shall pay the Contractor the Contract Swan in current fund for the Contractor's  performance of the Contract. The Contract Sum is the
      Cost of the  Work as defined  in  Article  7 plus  the  Contractor's  Lump
      Sum Phase I Pre-Construction  Services Fee, Lump Sum Phase II Construction
      Services  Fee,  and Lump Sum General  Conditions,  which  Contract  Sum is limited to the provisions of Article 5.2

      5.1.2 The Lump Sum amount  for Phase I  Pre-Construction  Services  is One
      Hundred Three Thousand Dollars ($103,000).

      5.1.3 The Lump Sum amount for Phase II Construction Phase Fee and Lump Sum
      General Conditions is Six Hundred Twenty-four Thousand Dollars ($624,000).

      5.1.4 The  General  Conditions  included  within the Lump Sum for Phase II
      Construction  Phase Services include all staffing costs,  both Home office and field;  all staff  related costs such as taxes,  insurance,  benefits, travel  and  relocation  expenses;  all field  office  expenses  including consumables, office equipment, office rental, printing, telephone and other  office  related  expenses;  all cost for  insurance  required to be provided  by the  Contractor;  Home office  expenses of any kind;  and any costs  associated with the Contractor  providing a Corporate  Guarantee of
      Completion to the Owner.

      5.1.5 In the event the Cost of Work plus the Lump Sum  amounts for Phase 1 and Phase II Fee sad Lump Sum  General  Conditions  are less than the GMP, the savings shall revert one hundred percent (100%) to the Owner.

5.2            GUARANTEED MAXIMUM PRICE

      5.2.1  The Sum of the Cost of the Work and the  Contractor's  Lump Sum for
      Phase I and Phase 11 Services and General Conditions will be guaranteed by the  Conttactor  not to  exceed  the sum as set forth on  Amendment  No 1, subject to additions  and  deductions  by Change Orders as provided in the
      Contract  Documents.  Such  maximum  sum is  referred  to in the  Contract
      Documents as the  Guaranteed  Maximum  Price.  ("GMP").  Costs which would cause the  Guaranteed  Maximum  Price to be exceeded  shall be paid by the
      Contractor without reimbursement by the Owner.

      5.2.2 The Guaranteed  Maximum Price is based on the Contract Documents and
      Amendment  No.  1  which   describes  any   assumptions,   qualifications,
      exclusions and allowances.

      5.2.3 In providing the GMP, the Contractor  acknowledges that the Drawings and  Specifications  are  incomplete,  and the Contractor has  anticipated further  development by the Architect and its  consultants of the Drawings and  Specifications.  The  Contractor  has  provided  in the GMP for  such further  development  consistent with the intent of the Contract Documents ensuring  that  the Work is  complete  and  fully  operational  for  their intended  beneficial  use and  occupancy in  accordance  with the Contract
      Documents.

ARTICLE 6      CHANGES IN THE WORK

      6.1  Adjustments to the Guaranteed  Maximum Price on account of changes im the Work may be  determined by any of the methods  listed in  Subparagraph
      7.3.3 of AIA Document A201-1997.

      6.2 In calculating  adjustments to subcontracts (except those awarded with the  Owner's  prior  consent  on the basis of cost plus a fee),  the terms
      "cost" and "fee" as used in Clause  7.3.3.3 of AIA Document  A201-1997 and the terms "costs" and "a reasonable  allowance for overhead and profit" as used in  Subparagraph  7.3.6  of AIA  Document  A201-1997  shall  have the meanings  assigned  to them in AIA  Document  A201-1997  and  shall not be modified  by  Articles  5,  7  and 8 of  this  Agreement.  Adjustments  to subcontractors awarded with the Owner's prior consent on the basis of cost plus a fee  shall be  calculated  in  accordance  with the  terms of those subcontracts.

      6.3 In calculating  adjustments to the Guaranteed Maximum Price, the terms
      "cost"  and  "costs"  as used in the  above-referenced  provisions  of AIA
      Document A201-1997 shall mean the Cost of the Work as defined in Article 7 of this  Agreement  and the terms "fee" and "a  reasonable  allowance  for overhead  and  profit"  shall  mean the  Contractor's  Fee as  defined  in
      Subparagraph 5.1.2 and 5.1.3 of this Agreement.

      6.4 For a change  in the  Work,  the  Contractor  shall be  entitled  to a mark-up  of five  (5%)  percent  of the cost of the  Change  for  Phase II
      Construction   Service  Fee  and  five   percent  (5%)  Lump  Sum  General
      Conditions.

      ___________ Cost of Change              Percent of Cost of Change Increase
                                              ----------------------------------
                 $  0 - $ 50,000                          10%
                 $ 50 - $100,000                           8%
                 $100 - $500,000                           6%
                 $ over $500,000                           4%

      6.5 For a change in the Work, the  Subcontractors of the Contractors shall be limited to a mark-up of ten (10%) on the coat of work  performed by the
      Subcontractors for overhead and profit and a mark-up of five (5%) for work performed  by a  sub-subcontractor.  The  sub-subcontractor  shall also be limited to a ten (10%)  percent  mark-up on the cost of work  performed by the  sub-subcontractor for overhead and profit. In no event shall there be more than two tiers of mark-up allowed.

ARTICLE 7      COSTS TO BE REIMBURSED

      7.1 COST OF THE WORK

      The term Cost of the Work  shall mean costs  necessarily  incurred  by the
      Contractor in the proper  performance of the Work.  Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior  consent of the Owner.  The Cost of the Work shall include only the items set forth in this Article 7.

     7.2 LABOR COSTS

      7.2.1 Wages of construction workers directly employed by the Contractor to perform  the  construction  of the Work at the site or,  with the  Owner's approval, at off-site workkhops subject to the Provisions of Article 5.

      7.2.2 Wages or salaries of the Coatractor's supervisory and administrative personnel  stationed  at the site or office  but only for that  portion of their time required for the Work subject to the Provisions of Article 5.

      7.2.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged,  at factories,  workshops or on the road, in expediting the production or  transportation  of materials or equipment  required for the Work,  but only for that  portion of their time  required for the Work subject to the Provisions of Article 5.

      7.2.4  Costs  paid or incurred by the  Contractor  for  taxes,  insurance, contributions,  assessments  and  benefits  required by law or  collective bargaining  agreements and, for personnel not covered by such  agreements, customary  benefits  such as sick  leave,  medical  and  health  benefits, holidays,  vacations and pensions,  provided such costs are based on wages and salaries  included in the Cost of the Work under  Subparagraphs  7.2.1 through  7.2.3  subject to the  Provisions  of Article 5.

      7.3  SUBCONTRACT COSTS

      7.3.1 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

      7.4  COSTS  OF  MATERIALS  AND  EQUIPMENT  INCORPORATED  IN THE  COMPLETED
      CONSTRUCTION

      7.4.1  Costs,  including  transportation  and storage,  of  materials  and
      equipment   incorporated   or  to  be   incorporated   in  the   completed
      construction.

      7.4.2 Costs of materials described in the preceding  Subparagraph 7.4.1 in excess  of those  actually  installed  to allow for  reasonable  waste and spoilage.  Unused  excess  materials,  if any,  shall  become the  Owner's property at the completion of the Work.

      7.5 COSTS OF OTHER  MATERIALS AND  EQUIPMENT,  TEMPORARY  FACILITIES  AND
      RELATED ITEMS

      7.5.1  Costs,   including   transportation   and  storage,   installation,
      maintenance,  dismantling  and removal of materials,  supplies,  temporary facilities,  machinery, equipment, and hand tools not customarily owned by construction  workers, that are provided by the Contractor at the site and fully  consumed in the  performance of the Work; and cost of such items if not fully consumed,  whether sold to others or retained by the Contractor.
      Cost for items  previously  used by the Contractor  shall mean fair market value subject to the Provisions of Article 5.

      7.5.2 Rental charges for temporary facilities,  machinery,  equipment, and hand tools not customarily owned by construction workers that are provided by the  Contractor  at the site,  whether  rented from the  Contractor  or others,  and costs of  transportation,  installation,  minor  repairs  and replacements,  dismantling  and removal  thereof.  Rates and quantities of equipment rented shall be subject to the Owner's prior approval subject to the  Provisions  of Article 5.

      7.5.3 Costs of removal of debris from the site.

      7.5.4  Costs  of  document  reproductions,   facsimile  transmissions  and
      long-distance  telephone  calls,  postage  and  parcel  delivery  charges, telephone  service at the site and  reasonable  petty cash expenses of the site office subject to the Provisions of Article 5.

      7.5.5  That  portion  of  the  reasonable  expenses  of  the  Contractor's personnel  incurred while traveling in discharge of duties  connected with the Work subject to the Provisions of Article 5.

      7.5.6 Costs of materials and equipment  suitably  stored off the site at a mutually acceptable location, if approved in advance by the Owner.

      7.6 MISCELLANEOUS COSTS

      7.6.1 That portion of  insurance  and bond  premiums  that can be directly attributed to this Contract subject to the Provisions of Article 5.

      7.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work.

      7.6.3 Fees and  assessments for the building permit and for other permits, licenses  and  inspections  for which the  Contractor  is  required by the
      Contract Documents to pay.

      7.6.4 Fees of laboratories  for tests required by the Contract  Documents, except  those  related  to  defective  or  nonconforming  Work  for  which reimbursement is excluded by Subparagraph 13.5.3 of AIA Document A201-1997 or other  provisions  of the  Contract  Documents,  and  which do not fall within the scope of Subparagraph 7.7.3.

      7.6.5 Royalties and license fees paid for the use of a particular  design, process  or  product  required  by the  Contract  Documents;  the  cost of defending  suits or claims for  infringement of patent rights arising from
      such  requirement  of  the  Contract  Documents;   and  payments  made  in
      accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent.
      However,  such, costs of legal defenses,  judgments and settlements  shall not be included in the calculation of the  Contractor's  Fee or subject to the  Guaranteed  Maximum  Price.  If such  royalties,  fees and  costs are excluded  by the last  sentence  of  Subparagraph  3.17.1 of AIA  Document
      A201-1997 or other provisions of the Contract  Documents,  then they shall not be included in the Cost of the Work.

      7.6.6 Data processing  costs related to the Work subject to the Provisions of Article 5.

      7.6.7 Deposits lost for causes other than the  Contractor's  negligence or failure to fulfill a specific  responsibility to the Owner as set forth in the Contract Documents.

      7.6.8 Legal,  mediation and arbitration costs,  including attorneys' fees, other than those arising from disputes  between the Owner and  Contractor, reasonably  incurred by the Contractor in the  performance of the Work and with the Owner's  prior  written  approval;  which  approval  shall not be unreasonably withheld.

      7.6.9  Expenses  incurred in  accordance  with the  Contractor's  standard personnel  policy  for  relocation  and  temporary  living  allowances  of personnel  required for the Work,  if approved by the Owner subject to the
      Provisions of Article 5.

      7.7 OTHER COSTS AND EMERGENCIES

      7.7.1 Other costs  incurred in the  performance  of the Work if and to the extent approved in advance in writing by the Owner.

      7.7.2  Costs  due to  emergencies  incurred  in taking  action to  prevent threatened  damage,  injury or loss in case of an emergency  affecting the safety of persons  and  property,  as provided  in  Paragraph  10.6 of AlA
      Document A201-1997.

      7.7.3 Costs of repairing or correcting damaged or nonconforming Work shall
      be  paid  by  the   contractor  who  damaged  the  Work  or  performed  it
      incorrectly.

ARTICLE 8      COSTS NOT TO BE REIMBURSED

      8.1 The Cost of the Work shall not include:

      8.1.1  Salaries  and  other  compensation  of the  Contractor's  personnel stationed at the  Contractor's  principal office or offices other than the site office,  except as specifically  provided in Subparagraphs  7.2.2 and
      7.2.3 or as may be provided in Article 14.

      8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

      8.1.3 Overhead and general expenses,  except as may be expressly  included in Article 7.

      8.1.4  The  Contractor's  capital  expenses,  including  interest  on  the
      Contractor's capital employed for the Work.

      8.1.5 Rental  costs of machinery  end  equipment,  except as  specifically provided in Subparagraph 7.5.2.

      8.1.6 Except as provided in Subparagraph  7.7.3 of this  Agreement,  costs due to the negligence or failure to fulfill a specific  responsibility  of the  Contractor,  Subcontractors  and  suppliers  or  anyone  directly  or indirectly  employed  by any of them or for whose  acts any of them may be liable.

      8.1.7 Any cost not reasonably inferable from those described in Article 7.

      8.1.8 Costs,  other than costs  included in Change Orders  approved by the
      Owner, that would cause the Guaranteed Maximum Price to be exceeded.

      8.1.9  Costs and  Expenses  as  defined  in  Article 5 that are  otherwise included in the Lump Sum Fee and General Conditions.

ARTICLE 9      DISCOUNTS, REBATES AND REFUNDS

      9.1 All  discounts,  rebates and refunds obtained by the Contractor  shall accrue to the Cost of the Work.

                                        8

ARTICLE 10     SUBCONTRACTS AND OTHER AGREEMENTS

      10.1 Those portions of the Work that the Contractor  does not  customarily perform with the  Contractor's  own  personnel  shall be  performed  under subcontracts or by other appropriate  agreements with the Contractor.  The
      Owner may designate  specific persons or entities from whom the Contractor shall obtain bids if they meet Contractor's qualification requirement. The
      Contractor  shall obtain bids from  Subcontractors  and from  suppliers of materials  or  equipment  fabricated  especially  for the Work  and  shall deliver such bids to the  Architect or Owner's  Representative.  The Owner
      shall  then  timely  determine  with the  Contractor  which  bids  will be accepted.  The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

      10.2 If a specific  bidder  among  those whose bids are  delivered  by the
      Contractor  to the  Architect  (1) is  recommended  to  the  Owner  by the
      Contractor;  (2) is qualified to perform that portion of the Work; and (3)
      has  submitted a bid that  conforms  to the  requirements of the  Contract
      Documents without reservations or exceptions,  but the Owner requires that another bid be  accepted,  then the  Contractor  may require that a Change
      Order be issued to adjust the  Guaranteed  Maximum Price by the difference between  the bid of the person or entity  recommended  to the Owner by the
      Contractor and the amount of the subcontract or other  agreement  actually signed with the person or entity designated by the Owner.

      10.3  Subcontracts  or other  agreements  shall conform to the  applicable payment  provisions  of this  Agreement,  and shall not be  awarded on the basis of cost plus a fee without the prior consent of the Owner.

 ARTICLE 11    ACCOUNTING RECORDS

      The  Contractor  shall keep full and detailed  accounts and exercise  such controls as may be necessary for proper  financial  management  under this
      Contract,  and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's  accountants shall be afforded access to, and shall be permitted to audit and copy,  the  Contractor's  records, books, correspondence,  instructions,  drawings,  receipts,  subcontracts, purchase  orders,  vouchers,  memoranda  and other data  relating  to this
      Contract,  and the  Contractor  shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

 ARTICLE 12 PAYMENTS

      12.1  PROGRESS PAYMENTS

      12.1.1 Based upon  Applications for Payment  submitted to the Architect by the Contractor and Certificates  for Payment issued by the Architect,  the
      Owner shall make  progress  payments on account of the Contract Sum to the
      Contractor as provided below and elsewhere in the Conract  Documents.  The
      Fixed Fee and General  Conditions amounts shall be paid in accordance with the attached Schedule of Payments.

      12.1.2 The period  covered by each  Application  for Payment  shall be one calendar month ending on the last day of the month, or as follows:

      12.1.3  Provided  that an  Application  for  Payment  is  received  by the
      Architect  not later than the 1st day of the month,  the Owner  shall make payment  to the  Contractor  not later  than the 1st day of the  following month.  If an Application  for Payment is received by the Architect  after the application  date fixed above,  payment shell be made by the Owner not later  than 30 days  after the  Architect  receives  the  Application  for
      Payment.

      12.1.4  With  each  Application  for  Payment  starting  with  the  second application,  the Contractor shall submit a Release of Lien and Claim from each  subcontractor  or  vendor  that  payments  have  been  made from the
      Application  for Payment  requested  by the  Contractor  for the  previous month.  The  Release of Lien and Claim shall show the amount paid for Work performed and the retainage  balance due for that Work.  The submission of
      Release of Lien and Claim shall continue until final  application at which time the Contractor shall submit Final Release of Lien and Claim for every subcontractor  and vendor  subject to receipt of such Final  Payment.  The
      Contractor  shall submit with its  Application  for Payment each month its
      Release  of Lien and Claims for all  payments  received  as of the date of application  and  subject to receipt of the current  application  payment.
      Such Release of Lien and Claim forms shall be approved by the Owner.

                                        9

      12.1.5  Each  Application  for  Payment  shall be based on the most recent schedule of values  submitted by the  Contractor  in  accordance  with the
      Contract  Documents.  The  schedule of values  shall  allocate  the entire
      Guaranteed  Maximum Price among the various  portions of the Work,  except that the  Contractor's  Fee shall be shown as a single  separate item. The schedule of values  shall be prepared in such form and  supported  by sucb data to  substantiate  its accuracy as the  Architect  may  acquire.  This schedule,  unless  objected to by the Architect,  shall be used as a basis for reviewing the Contractor's Applications for Payment.

      12.1.6 Applications for Payment shall show the percentage of completion of each  portion  of the  Work as of the  end of the  period  covered  by the
      Application for Payment.

      12.1.7 Subject to other provisions of the Contact Documents, the amount of each progress  payment shall be computed  based on the AIA G 702/703 Forms without retainage, except as provided in Section 12.1.8 herein:

      The  Contractor's  Lump  Sum  Fee  shall  be paid on a  monthly  basis  in proportion  to the  Cost  of  Work  to be paid  each  month.  The  General
      Conditions  amount shall be paid in accordance  with a mutually  agreeable schedule.

      12.1.8 Upon the Owner's prior approval,  payments to Subcontractors  shall be subject to retainage of not less than ten percent (10%).  The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and  approval of payments  and  retention  for  Subcontractors.  Retainage
      amount   shall  be  reduced  to  5%  upon   completion   of  50%  of  such
      Subcontractor's  work in strict compliance with the Contract Documents and the Contract Time.

      12.1.9 In taking action on the Contractor's  Applications for Payment, the
      Architect  shall be entitled to rely on the accuracy and  completeness  of the  infomnation  furnished by the  Contractor  and shall not be deemed to represent  that the  Architect has made a detailed  examination,  audit or arithmetic  verification of the documentation submitted in accordance with
      Subparagraph  12.1.4 or other supporting data; that the Architect has made exhaustive or  continuous  on-site  inspections  or that the Architect has made examinations to ascertain how or for what purposes the Contractor has
      used  amounts   previously   paid  on  account  of  the   Contract.   Such
      examinations, audits and verifications, if required by the Owner, will be performed by the Owner's  accountants  acting in the sole  interest of the
      Owner.

      12.2 FINAL PAYMENT

      12.2.1  Final  payment,  constituting  the  entire  unpaid  balance of the
      Contract Sum, shall be made by the Owner to the Contractor when;

            .1 the  Contractor  has fully  performed the Contract except for the
            Contractor's   responsibility   to  correct   Work  as  provided  in
            Subparagraph 12.2.2 of AIA Document A201-1997,  and to satisfy other requirements, if any, which extend beyond final payment; and

            .2 a final Certificate for Payment has been issued by the Architect.

      12.2.2 The Owner's final  payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's  final  Certificate for
      Payment, or as follows:

      12.2.3 The  Owner's  accountants  will review and report in writing on the
      Contractor's  final accounting  within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the
      Work  as  the  Owner's  accountants  report  to be  substantiated  by  the
      Contractor's  final  accounting,  and  provided  the  other  conditions  of
      Subparagraph  12.2.1 have been met, the Architect will,  within seven days after  receipt of the written  report of the Owner's  accountants,  either issue to the  Owner a final  Certificate  for  Payment  with a copy to the
      Contractor,  or  notify  the  Contractor  and  Owner  in  writing  of  the
      Architect's   reasons  for   withholding  a  certificate  as  provided  in
      Subparagraph 9.5.1 of the AIA Document A201-1997.  The time periods stated
      in this Subparagraph  12.2.3 supersede those stated in Subparagraph  9.4.1 of the AIA Document A201-1997.

                                       10

       12.2.4  If the  Owner's  accountants  report  the  Cost  of the  Work  as substantiated  by the  Contractor's  final  accounting  to be  less  than claimed by the  Contractor,  the  Contractor  shall be entitled to demand arbitration  of the  disputed  amount  without a further  decision of the
       Architect.  Such demand for  arbitration  shall be made by the Contractor within  30  days  after  the  Contractor's  receipt  of  a  copy  of  the
       Architect's final Certificate for Payment;  failure to demand arbitration within  this  30-day  period  shall  result in the  substantiated  amount reported by the Owner's  accountants  becoming binding on the Contractor.
       Pending  a final  resolution  by  arbitration,  the  Owner  shall pay the
       Contractor the amount certified in the Architect's  final Certificate for
       Payment.

       12.2.5 If,  subsequent to final payment and at the Owner's  request,  the
       Contractor  incurs  costs  described  in  Article 7 and not  excluded  by
       Article 5 to correct  defective or  nonconforming  Work,  the Owner shall reimburse the Contractor  such costs and the  Contractors  Fee applicable thereto  on the same basis as if such  costs had been  incurred  prior to final payment,  but not in excess of the Guaranteed Maximum Price. If the
       Contractor has  participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the
       Contractor.

ARTICLE 13     TERMINATION OR SUSPENSION

       13.1 The  Contract may be  terminated  by the Owner for  convenience,  as provided in Article 14 of AIA Document A201-1997.  However, the amount to be paid to the  Contractor  under  Subparagraph  14.1.3  of AIA  Document
       A201-1997 shall not exceed the amount the Contractor would be entitled to receive under  Paragraph 13.2 below.

       13.2 The Contract may be terminated by the Owner for cause as provided in
       Article 14 of AIA Document  A201-1997.  The amount, if any, to be paid to the Contractor under Subparagraph  14.2.4 of AIA Document A201-1997 shall not cause  the  Guaranteed  Maximum  Price to be  exceeded,  nor shall it exceed an amount calculated as follows:

       13.2.1 Take the Cost of the Work  incurred by the  Contractor to the date of termination;

       13.2.2  Add  the  Contractor's  General  Conditional  Fee  computed  upon approved  schedule of payments as of the date of termination  all Fee and
       General  Conditions  amounts  shall be  deemed  carried  when  billed  in accordance  with the Schedule of Payments to be included in Amendment No.
       1.

       13.2.3  Subtract the  aggregate of previous  payments  made by the Owner.

       13.2.3 The Owner shall also pay the Contractor fair compensation,  either by purchase or rental at the  election  of the Owner,  for any  equipment owned by the  Contractor  that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Subparagraph  13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements),  the Contractor shall, execute and  deliver  all such papers and take all such steps,  including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner  the  rights  and  benefits  of the  Contractor  under  such subcontracts or purchase  orders.  Contractor shall be paid for all costs associated  with  assisting  Owner in such  assignment  or other  actions related to such subcontractors.

       13.3 The Work may be  suspended by the Owner as provided in Article 14 of
       AIA Document  A201-1997;  in such case, the Guaranteed  Maximum Price and
       Contract  Time shall be increased as provided in  Subparagraph  14.3.2 of
       AIA Document A201-1997, except that the term "profit" shall be understood to mean the  Contractor's  Fee as  described in  Subparagraphs  5.1.2 and
       Paragraph 6.4 of this Agreement.

                                       11

ARTICLE 14     MISCELLANEOUS PROVISIONS

       14.1  Where  reference  is made  in this  Agreement  to a  provision  AIA
       Document A201-1997 or another Contract Document,  the reference refers to that  provision as amended of  supplemented  by other  provisions  of the
       Contract Documents.

       14.2 Payments due and unpaid under the Contract  shall bear interest from the date  payment  is due at the rate  stated  below,  or in the  absence thereof,  at the  legal  rate  prevailing  from time to time at the place where the Project is located.

       14.3 The Owner's representative is: Phillip Berman

       14.4 The Contractor's representative is: Larry Allocco

       14.5  Neither  the Owner's nor the  Contractors  representative  shall be changed without ten days' written notice to the other party.

       14.6 Other provisions:  In no event shall Contractor or its affiliates be liable to Owner  whether  based upon  contract,  strict  liability,  tort
       (including  negligence)  or any  other  legal  theory  for any  indirect, incidental,  consequential,  or special damages of any nature  whatsoever including without limitation:  production related losses and expenses due to loss of use or  shutdown,  loss of actual or  anticipated  profits  or revenues,  increased  operating  expense,  costs  of or due  to  business interruption or downtime, cost of capital or interest expense on shutdown equipment or facility,  overhead and other costs for unrealized  work and services,  increased overhead expenses due to loss of production, loss of market share, or claims by customers due to missed deliveries, except for such damages caused by the willful misconduct of Contractor.

ARTICLE 15     ENUMERATION OP CONTRACT DOCUMENTS

       15.1 The  Contract  Documents,  except  for  Modifications  issued  after execution of this Agreement, are enumerated as follows:

       15.1.1  The  Agreement  is this  executed  Agreement  Between  Owner  and
       Contractor, AIA Document Al11-1997 as modified.

       15.1.2  The  General  Conditions  are the  1997  edition  of the  General
       Conditions of the Contract for  Construction,  AIA Document  A201-1997 as
       modified and attached hereto as Exhibit "__".

       15.1.3 The Specifications are those contained in the Project Manual dated as in Subparagraph 15.1.3, and are as follows:

       Section                    Title                    Pages

       15.1.4 The Drawings are as follows, and are dated unless a different date is shown below:

       Number                     Title                    Pages

                                       12

       15.15 The Addenda, if any, are as follows:

       Number                     Title                    Pages

       Portions of Addenda relating to bidding  requirements are not part of the
       Contract Documents unless the bidding requirements are also enumerated in this Article 15.

       15.1.6 Other Documents,  if any,  forming part of the Contract  Documents are as follows:

ARTICLE 16     INSURANCE AND BONDS

       This Agreement is entered into as of the day and year first written above and is  executed  in at least three  original  copies of  which one is to be delivered to the Contractor, and the remainder to the Owner.

/s/ Morad Tahbaz                             /s/ Terry Towle
--------------------------------             -----------------------------------
OWNER (SIGNATURE)                            CONTRACTOR (SIGNATURE)

Morad Tahbaz                                 Terry Towle
--------------------------------             -----------------------------------
Morad Tahbaz                                 Terry Towle
Executive V.P.                               Vice President
(Printed name and title)                     (Printed name and title)

                                       13

              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

                                    ARTICLE 1
                      GENERAL PROVISIONS BASIC DEFINITIONS

1.1.1  The  Contract  Documents  consist  of the  Agreement  between  Owner  and
Contractor  (hereinafter  the Agreement),  Conditions of the Contract  (General,
Supplementary and other Conditions),  Drawings,  Specifications,  Addenda issued prior to execution of the Contract,  other documents listed in the Agreement and
Modifications  issued after  execution of the Contract.  A Modification is (1) a written  amendment to the Contract  signed by both parties,  (2) a Change Order,
(3) a Construction Change Directive or (4) a written order for a minor change in the  Work  issued  by  the  Architect.  Unless  specifically  enumerated  in the
Agreement, the Contract Documents do not include other documents such as bidding requirements  (advertisement  or  invitation  to bid,  Instructions  to Bidders, sample forms,  the  Contractor's  bid or portions of Addenda relating to bidding requirements).

1.1.2 THE CONTRACT The Contract  Documents  form the Contract for  Construction.
The Contract represents the entire and integrated  agreement between the parties hereto and supersedes prior negotiations,  representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification.
The  Contract   Documents  shall  not  be  construed  to  create  a  contractual relationship of any kind (1) between the Architect and  Contractor,  (2) between the Owner and a Subcontractor  or  Sub-subcontractor,  (3) between the Owner and
Architect  or (4)  between  any  persons  or  entities  other than the Owner and
Contractor.  The  Architect  shall,  however,  be  entitled to  performance  and enforcement of obligations under the Contract intended to facilitate performance of the Architect's duties.

1.1.3 THE WORK
The term "Work" means the  construction  and  services  required by the Contract
Documents,  whether  completed  or partially  completed,  and includes all other labor,  materials,  equipment  and  services  provided  or to be provided by the
Contractor to fulfill the Contractor's obligations.  The Work may constitute the whole or a part of the Project.

1.1.4 THE PROJECT
The  Project is the total  construction  of which the Work  performed  under the
Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

1.1.5 THE DRAWINGS
The Drawings are the graphic and  pictorial  portions of the Contract  Documents showing the design,  location and  dimensions of the Work,  generally  including plans, elevations, sections, details, schedules and diagrams.

1.1.6 THE SPECIFICATIONS
The Specifications are that portion of the Contract Documents  consisting of the
written  requirements   for  materials,   equipment,   systems,   standards  and
workmanship for the Work, and performance of related services.

1.1.7 THE PROJECT MANUAL
The  Project  Manual is a volume  assembled  for the Work which may  include the
bidding   requirements,   sample   forms,   Conditions   of  the   Contract  and
Specifications.

1.2 CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor.  The Contract
Documents are complementary,  and what is required by one shall be as binding as if  required  by all;  performance  by the  Contractor  shall be required to the extent consistent with the Contract Documents.

1.2.2 Organization of the Specifications into divisions,  sections and articles, and  arrangement  of Drawings  shall not control the  Contractor in dividing the
Work among  Subcontractors or in establishing the extent of Work to be performed by any trade.

1.2.3  Unless  otherwise  stated in the  Contract  Documents,  words  which have well-known technical or construction  industry meanings are used in the Contract
Documents in accordance with such recognized meanings.

                                       -1-

1.3     CAPITALIZATION

1.3.1 Terms capitalized in these General  Conditions include those which are (1)
specifically  defined,  (2) the  titles  of  numbered  articles  and  identified references to Paragraphs,  Subparagraphs  and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

1.4     INTERPRETATION

1.4.1  In the  interest  of  brevity  the  Contract  Documents  frequently  omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one  statement and appears in another is not intended to affect the interpretation of either statement.

1.5     EXECUTION OF CONTRACT DOCUMENTS

1.5.1 The Contract  Documents  shall be signed by the Owner and  Contractor.  If either the Owner or Contractor  or both do not sign all the Contract  Documents, the Architect shall identify such unsigned Documents upon request.

1.5.2 Execution of the Contract by the Contractor is a  representation  that the
Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed  and  correlated  personal  observations with requirements of the Contract Documents.

1.6     OWNERSHIP AND USE OF DRAWINGS,  SPECIFICATIONS  AND OTHER INSTRUMENTS OF
        SERVICE

1.6.1 The  Drawings,  Specifications  and other  documents,  including  those in electronic form,  prepared by the Architect and the Architect's  consultants are
Instruments  of Service  through which the Work to be executed by the Contractor is described.  The Contractor may retain one record set.  Neither the Contractor nor any Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the  Drawings,  Specifications  and other  documents prepared by the Architect or the Architect's  consultants,  and unless otherwise indicated  the  Architect and the  Architect's  consultants  shall be deemed the authors of them and will retain all common  law,  statutory  and other  reserved rights,  in addition to the  copyrights.  All copies of  Instruments of Service, except the Contractor's  record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work.

The Drawings,  Specifications  and other documents prepared by the Architect and the Architect's consultants, and copies thereof furnished to the Contractor, are for use  solely  with  respect to this  Project.  They are not to be used by the
Contractor  or any  Subcontractor,  Sub-subcontractor  or material or  equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific  written  consent of the Owner,  Architect and the
Architect's consultants. The Contractor, Subcontractors,  Sub-subcontractors and material or equipment  suppliers are authorized to use and reproduce  applicable portions of the Drawings,  Specifications  and other  documents  prepared by the
Architect  and the  Architect's  consultants  appropriate  to and for use in the execution of their Work under the Contract Documents. All copies made under this authorization  shall bear the statutory  copyright  notice, if any, shown on the
Drawings,  Specifications  and other documents prepared by the Architect and the
Architect's  consultants.  Submittal or distribution to meet official regulatory requirements  or for other purposes in connection with this Project is not to be construed  as  publication  in  derogation  of the  Architect's  or  Architect's consultants' copyrights or other reserved rights.

                                    ARTICLE 2
                                      OWNER

2.1     GENERAL

2.1.1 The Owner is the person or entity  identified as such in the Agreement and is referred to throughout the Contract  Documents as if singular in number.  The
Owner  shall  designate  in  writing a  representative  who shall  have  express authority  to bind the Owner with respect to all matters  requiring  the Owner's approval or authorization.  Except as otherwise provided in Subparagraph  4.2.1, the Architect does not have such authority.  The term "Owner" means the Owner or the Owner's authorized representative.

2.1.2 The Owner  shall  furnish  to the  Contractor  within  fifteen  days after receipt  of a  written  request,  information  necessary  and  relevant  for the
Contractor to evaluate,  give notice of or enforce mechanic's lien rights.  Such information  shall include a correct  statement of the record legal title to the property on which the Project is located,  usually  referred to as the site, and the Owner's interest therein.

                                       -2-

2.2     INFORMATION AND SERVICES REQUIRED OF THE OWNER

2.2.1 The Owner  shall,  at the  written  request  of the  Contractor,  prior to commencement  of the Work and thereafter,  furnish to the Contractor  reasonable evidence  that  financial  arrangements  have been made to fulfill  the  Owner's obligations under the Contract. Furnishing of such evidence shall be a condition precedent to  commencement or  continuation of the Work. After such evidence has been furnished, the  Owner shall not materially vary such financial arrangements without prior, notice to the Contractor.

2.2.2 Except for permits and fees,  including those required under  Subparagraph
3.7.1,  which  are the  responsibility  of the  Contractor  under  the  Contract
Documents,  the Owner shall secure and pay for necessary approvals,  easemments, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

2.2.3 The Owner shall furnish surveys describing physical characteristics, legal limitations  and  utility  locations  for the site of the  Project,  and a legal description  of the  site.  The  Contractor  shall  be  entitled  to rely on the accuracy  of  information  furnished  by the  Owner but  shall  exercise  proper precautions relating to the safe performance of the Work.

2.2.4 Information or services  required of the Owner by the Contract  Documents, including without limitation all design and architectural services,  except such services  specifically  provided by Contractor,  shall be furnished by the Owner and provided  with  reasonable  promptness.  Any other  information  or services relevant to the  Contractor's  performance of the Work under the Owner's control shall be furnished by the Owner after  receipt from the  Contractor of a written request for such information or services.

2.2.5 Unless otherwise provided in the Contract  Documents,  the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

2.3     OWNER'S RIGHT TO STOP THE WORK

2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract  Documents or persistently  fails to carry out Work in  accordance  with  the  Contract  Documents,  the  Owner  may,  after  giving
Contractor  notice of such failure and the  reasonable  opportunity to cure such failure,  issue a written  order,  to the  Contractor  to stop the Work,  or any portion thereof,  until the cause for such order has been  eliminated;  however, the  right of the  Owner to stop the Work  shall  not give rise to a duty on the part of the Owner to exercise  this right for the benefit of the  Contractor  or any other person or entity, except to the extent required by Subparagraph 6.1.3.

2.4     OWNER'S RIGHT TO CARRY OUT THE WORK

2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written  notice  from the Owner to  commence  and  continue  correction  of such default or  neglect  with  diligence  and  promptness,  the Owner may after such seven-day  period give the  Contractor a second  written  notice to correct such deficiencies  within a three-day period. If the Contractor within such three-day period  after  receipt of such second  notice  fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the
Owner may have pursuant to this Agreement,  correct such  deficiencies.  In such case an appropriate Change Order shall be issued deducting from payments then or
thereafter  due  the  Contractor   the  reasonable   cost  of  correcting   such
deficiencies in excess of the Contract Sum. Such action by the Owner and amounts charged to the  Contractor  are both subject to prior approval of the Architect.
If payments then or thereafter  due the  Contractor  are not sufficient to cover such amounts,  the  Contractor  shall be  responsible to the extent set forth in
Section 14.2.

                                    ARTICLE 3
                                   CONTRACTOR
3.1     GENERAL

3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout  the Contract  Documents as if singular in number.
The term  "Contractor"  means  the  Contractor  or the  Contractor's  authorized representative.

3.1.2 The  Contractor  shall  perform the Work in  accordance  with the Contract
Documents.

                                       -3-

3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance  with the Contract  Documents  either by  activities or duties of the
Architect  in the  Architect's  administration  of the  Contract,  or by  tests, inspections  or  approvals  required  or  performed  by  persons  other than the
Contractor.

3.2     REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

3.2.1 Since the Contract  Documents  are  complementary,  before  starting  each portion of the Work,  the  Contractor  shall  carefully  study and  compare  the various  Drawings and other Contract  Documents  relative to that portion of the
Work, as well as the information furnished by the Owner pursuant to Subparagraph
2.2.3, shall take field measurements of any existing  conditions related to that portion of the Work and shall observe any  conditions at the site  affecting it.
These  obligations  are for the  purpose  of  facilitating  construction  by the
Contractor  and are not for the purpose of  discovering  errors,  omissions,  or inconsistencies in the Contract Documents; however, any errors,  inconsistencies or omissions  discovered  by the  Contractor  sha11 be reported  promptly to the
Architect  as a  request  for  information  in such  form as the  Architect  may require.

3.2.2 Any design errors or omissions noted by the Contractor  during this review shall be  reported  promptly to the  Architect,  but it is  recognized  that the
Contractor's review is made in the Contractor's capacity as a contractor and not as a licensed design professional unless otherwise  specifically provided in the
Contract  Documents.  The  Contractor  is not  required  to  ascertain  that the
Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations,  but any nonconformity  discovered by or made known to the Contractor shall be reported promptly to the Architect.

3.2.3  If the  Contractor  believes  that  additional  cost or time is  involved because of clarifications or instructions issued by the Architect in response to the Contractor's  notices or requests for information  pursuant to Subparagraphs
3.21 and 3.2.2,  the  Contractor  shall make Claims as provided in  Subparagraph
4.3.6 and 4.3.7.  The  Contractor  shall not be liable to the Owner or Architect for damages resulting from errors,  inconsistencies or omissions in the Contract
Documents or for  differences  between field  measurements or conditions and the
Contract Documents unless the Contractor  recognized such error,  inconsistency, omission or difference and knowingly failed to report it to the Architect.

3.3     SUPERVISION AND CONSTRUCTION PROCEDURES

3.3.1 The Contractor sha11 supervise and direct the Work, using the Contractor's best skill and attention.  The Contractor  shall be solely  responsible  for and have  control  over  construction  means,  methods,  techniques,  sequences  and
procedures and for  coordinating   all  portions of the Work under the Contract,
unless the Contract Documents give other specific instructions  concerning these matters.  If  the  Contract  Documents  give  specific  instructions  concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below,  shall be responsible for the jobsite safety of such means, methods, techniques, sequences
or  procedures.   If  the  Contractor   determines  that  such  means,  methods,
techniques,  sequences or procedures may not be safe, the Contractor  sha11 give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect.  If the Contractor is then instructed to proceed with the required  means,  methods, techniques,  sequences or procedures  without  acceptance of changes proposed by the Contractor,  the Owner shall be solely responsible for any resulting loss or damage.

3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees,  Subcontractors and their agents and employees,  and other  persons or entities  performing  portions of the Work for or on behalf of the Contractor or any of its  Subcontractors  as if such acts and omissions were the conduct of the Contractor.

3.4     LABOR AND MATERIALS

3.4.1 Unless otherwise provided in the Contract Documents,  the Contractor shall provide and pay for labor, materials,  equipment,  tools, construction equipment and machinery, water, heat, utilities,  transportation, and other facilities and services  necessary  for proper  execution and  completion of the Work,  whether temporary or permanent and whether or not  incorporated or to be incorporated in the Work.

3.4.2 The Contractor may make  substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order.

3.4.3 The Contractor  shall enforce  strict  discipline and good order among the
Contractor's  employees  and  other  persons  carrying  out  the  Contract.  The
Contractor  shall not permit  employment of unfit persons or persons not skilled in tasks assigned to them.

                                       -4-

3.5     WARRANTY

        The  Contractor  warrants to the Owner and Architect  that materials and equipment  furnished  under the Contract will be of good quality and new unless otherwise required or permitted by the Contract  Documents,  that the Work will be free from defects not inherent in the quality  required or permitted,  and that the Work will conform to the requirements of the
        Contract Documents. Work not conforming to these requirements, including substitutions  not properly  approved and authorized,  may be considered defective.  The  Contractor's  warranty  excludes  remedy  for damage or defect caused by abuse,  modifications  not executed by the  Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect,  the Contractor shall  furnish  satisfactory  evidence  as to the  kind and  quality  of materials and equipment. Contractor's  warranty obligations shall extend for a period of one year after  Substantial  Completion of the Work. All warranties or guarantees  made by the Contractor in connection  with its services  are  limited  to  those  set  forth  in  this  paragraph.  The
        Contractor makes no other warranties or guarantees,  express or implied, including any WARRANTY OF  MERCHANTABILITY  OR WARRANTY OR FITNESS FOR A
        PARTICULAR PURPOSE.

        The Contractor  shall, for the protection of the Owner,  demand from all
        vendors  from  which  the  Contractor  procures  machinery,   equipment,
        materials  or  services  guarantees  with  respect  to  such  machinery, equipment,  materials and services, which shall be made available to the
        Owner  to  the  full  extent  of the  terms  thereof.  The  Contractor's liability  with  respect  to such  machinery,  equipment  materials  and services shall be limited to procuring  guarantees from such vendors and rendering  all  reasonable  assistance  to the Owner for the  purpose of enforcing the same."

3.6     TAXES

3.6.1 The Contractor  shall pay sales,  consumer,  use and similar taxes for the
Work provided by the Contractor which are legally enacted when bids are received or negotiations  concluded,  whether or not yet effective or merely scheduled to go into effect.

3.7     PERMITS, FEES AND NOTICES

3.7.1  Unless  otherwise  provided in the  Contract  Documents,  the Owner shall secure and pay for the building permit and other permits and governmental  fees, licenses and inspections  necessary for proper  execution  and completion of the
Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

3.7.2 The  Contractor  shall  comply  with and give  notices  required  by laws,
ordinances,   rules,   regulations  and  lawful  orders  of  public  authorities
applicable to performance of the Work.

3.7.3 It is not the Contractor's  responsibility  to ascertain that the Contract
Documents are in accordance with applicable laws, statutes, ordinances, building codes,  and rules and  regulations.  However,  if the  Contractor  observes that portions of the Contract  Documents are at variance  therewith,  the  Contractor shall promptly notify the Architect and Owner in writing,  and necessary changes shall be accomplished by appropriate Modification.

3.7.4  If the  Contractor  performs  Work  knowing  it to be  contrary  to laws, statutes,  ordinances,  building codes,  and rules and regulations  without such notice to the  Architect  and Owner,  the  Contractor  shall assume  appropriate
responsibility   for  such  Work  and  shall  bear  the  costs  attributable  to correction.

3.8     ALLOWANCES

3.8.1 The Contractor shall include in the Contract Sum all allowances  stated in the Contract  Documents.  Items covered by allowances shall be supplied for such amounts  and by such  persons  or  entities  as the  Owner may  direct,  but the
Contractor  shall not be  required  to employ  persons or  entities  to whom the
Contractor has reasonable objection.

3.8.2 Unless otherwise provided in the Contract Documents:

      .1   allowances  shall cover the cost to the  Contractor  of materials and
           equipment  delivered  at the  site  and  all  required   taxes,  less
           applicable trade discounts;

                                       -5-

      .2   Contractor's  costs for  unloading  and handling at the site,  labor, installation costs, overhead,  profit and other expenses contemplated for stated  allowance  amounts  shall be included in the Contract Sum but not in the allowances;

      .3   whenever  costs are more than or less than  allowances,  the Contract
           Sum shall be adjusted  accordingly by Change Order. The amount of the
           Change Order shall reflect (1) the  difference  between  actual costs
           and  the  allowances  under.   Clause  3.8.2.1  and  (2)  changes  in
           Contractors costs under Clause 3.8,2.2.

3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

3.9     PROJECT REPRESENTATIVE

3.9.1 The  Contractor  and Owner  shall  employ a competent  Representative  and necessary  assistants  who shalll be in  attendance  at the Project  site during performance of the Work. Such  Representative  shall represent the Parties,  and communications  given to the  Representative  shall be as binding as if given to such party.  Important  communications  shall be  confirmed  in  writing.  Other communications shall be similarly confirmed on written request in each case.

3.10    CONTRACTOR'S CONSTRUCTION SCHEDULES

3.10.1 The Contractor,  promptly after being awarded the Contract, shall prepare
and  submit  for  the  Owner's  and   Architect's   information  a  Contractor's
construction  schedule for the Work. The construction schedule shall provide for the commencement,  sequence and time of performance of the Work in such a manner as to substantially complete the Work in accordance with the Contract Documents.
The construction  schedule shall be revised at appropriate intervals as required by the  conditions  of the Work and  Project,  shall be  related  to the  entire
Project to the extent required by the Contract Documents,  and shall provide for expeditious and practicable execution of the Work.

3.10.2 The  Contractor  shall  prepare  and keep  current,  for the  Architect's approval,  a schedule of submittals  which is coordinated  with the Contractor's construction  schedule  and  allows  the  Architect  reasonable  time to  review submittals.

3.10.3 The Contractor shal1 perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect.

3.11    DOCUMENTS AND SAMPLES AT THE SITE

3.11.1 The  Contractor  shall maintain at the site for the Owner one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked  currently to record field changes and selections  made during  construction,  and one record copy of approved  Shop  Drawings,  Product
Date, Samples and similar required  submittals.  These shall be available to the
Architect  and shall be delivered to the  Architect  for  submittal to the Owner upon completion of the Work as a cost of the Work.

3.12    SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

3.12.1 Shop Drawings are drawings,  diagrams, schedules and other data specially prepared for the Work by the Contractor or a  Subcontractor,  Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

3.12.2 Product Data are illustrations,  standard schedules,  performance charts, instructions,  brochures,  diagrams  and  other  information  furnished  by  the
Contractor to illustrate materials or equipment for some portion of the Work.

3.12.3 Samples are physical  examples which illustrate  materials,  equipment or workmanship and establish standards by which the Work will be judged.

3.12.4 Shop  Drawings,  Product  Data,  Samples and similar  submittals  are not
Contract  Documents.  The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents.  Review by the Architect
is subject to the limitations of Subparagraph  4.2.7.  Informational  submittals upon which the  Architect  is not expected to take  responsive  action may be so identified in the Contract  Documents.  Submittals which are not required by the
Contract Documents may be returned by the Architect without action.

                                       -6-

3.12.5 The Contractor  shall review for compliance with the Contract  Documents, approve and submit to the Architect  Shop  Drawings,  Product Data,  Samples and
similar submittals required by the Contract Documents with reasonable promptness and in such  sequence as to cause no delay in the Work or in the  activities  of the  Owner or of  separate  contractors.  Submittals  which  are not  marked  as reviewed  for  compliance  with  the  Contract  Documents  and  approved  by the
Contractor may be returned by the Architect without action.

3.12.6 By approving and  submitting  Shop  Drawings,  Product Data,  Samples and similar submittals, the Contractor represents that the Contractor has determined and verified  materials,  field  measurements  and field  construction  criteria related thereto,  or will do so, and has checked and coordinated the information contained  within such  submittals  with the  requirments of the Work and of the
Contract Documents subject to the provisions of Section 3.12.10.

3.12.7  The  Contractor  shall  perform  no  portion  of the Work for  which the
Contract Documents require submittal and review of Shop Drawings,  Product Data,
Samples or similar  submittals until the respective  submittal has been approved by the Architect.

3.12.8 The Work shall be in accordance with approved  submittals except that the
Contractor  shall  not  be  relieved  of  responsibility   for  deviations  from
requirements  of the  Contract  Documents  by the  Architect's  approval of Shop
Drawing,  Product Data,  Samples or similar submittals unless the Contractor has specifically  informed the Architect in writing of such deviation at the time of submittal  and (1) the  Architect  has given  written  approval to the  specific deviation as a minor change in the Work,  or (2) a Change Order or  Construction
Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of  responsibility  for errors or  omissions  in Shop  Drawings,
Product Data, Samples or similar submittals by the Architect's approval thereof.

3.12.9  The  Contractor  shall  direct  specific  attention,  in  writing  or on resubmitted  Shop  Drawings,  Product Data,  Samples or similar  submittals,  to revisions other than those requested by the Architect on previous submittals. In the absence of such written  notice the  Architect's  approval of a resubmission shall not apply to such revisions.

3.12.10 The Contractor  shall not be required to provide  professional  services which  constitute the practice of  architecture  or  engineering  except for the design/build  services related to the pre-engineered  metal building  (including its HVAC,  plumbing  and  electrical  services)  portion of the Work for the new
Paddock as described in Amendment No. 1, unless the Contractor  needs to provide such  services  in order  to carry  out the  Contractor's  responsibilities  for
construction  means,  methods,   techniques,   sequences  and  procedures.   The
Contractor shall not be required to provide  professional  services in violation of applicable law. The Contractor  shall cause such services or certification to be provided by a properly  licensed  design  professional,  whose  signature and seal, if necessary, shall appear on all drawings, calculations,  specifications, certifications,  Shop  Drawings  and  other  submittals  prepared  by  any  such professional. Shop Drawings and other submittals related to the Work designed or certified  by  such  professional,  if  prepared  by  others,  shall  bear  such professional's  written approval when submitted to the Architect.  The Owner and the  Architect  shall be  entitled  to rely  upon  the  adequacy,  accuracy  and completeness  of the  services,  certifications  or approvals  performed by such design  professionals,  provided the Owner and Architect  have  specified to the
Contractor all  performance and design criteria that such services must satisfy.
Pursuant to this  Subparagraph  3.12.10,  the Architect will review,  approve or take other  appropriate  action on  submittals  only for the limited  purpose of checking for conformance with information given and the design concept expressed in the Contract  Documents.  The  Contractor  shall not be  responsible  for the adequacy  of the  performance  or  design  criteria  required  by  the  Contract
Documents.

3.13 The Owner shall  obtain  title to all  drawings,  specifications,  computer programs or other information  which were initially  developed by the Contractor during  and solely for the  purpose of the  Services  and which are based on the
Owner's proprietary  information.  If the Owner makes or authorizes reuse of any such  documents or information  produced by the  Contractor  without the express written consent of the  Contractor,  the Owner assumes full  responsibility  and shall indemnify and hold the Contractor harmless from any and all risks involved in such reuse.  Nothing in this  Agreement  shall be  construed  as limiting the
Contractor's  ownership of or rights to use its basic  know-how,  experience and skills, and the experience and skills of its employees,  whether or not acquired during  performance of the Services to perform any  engineering, design or other services  for any other party.  Except as stated  above,  computer  programs and other information used or prepared by the Contractor  pursuant to this Agreement which the Owner may require the  Contractor  to supply in  accordance  with this
Agreement  shall remain the property of the Contractor;  however,  the Owner has the right to use such information if such  information is incorporated  into the
Services.

3.13.1 The Contractor shall confine operations at the site to areas permitted by law,  ordinances,  permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

                                       -7-

3.14     CUTTING AND PATCHING

3.14.1 The  Contractor  shall be  responsible  for cutting,  fitting or patching required to complete the Work.

3.14.2  The  Contractor  shall not  damage or  endanger a portion of the Work or fully or partially completed  construction of the Owner or separate  contractors by cutting, patching or otherwise altering such construction,  or by excavation.
The Contractor shall not cut or otherwise alter  such  construction by the Owner or a separate  contractor  except with written  consent of the Owner and of such separate  contractor,  such  consent  shall not be  unreasonably  withheld.  The
Contractor  shall  not  unreasonably  withhold  from  the  Owner  or a  separate contractor the Contractor's consent to cutting or otherwise altering the work.

3.15    CLEANING UP

3.15.1 The  Contractor  shall keep the premises and  surrounding  area free from accumulation  of waste  materials  or  rubbish  caused by  operations  under the
Contract.  At completion of the Work, the Contractor shall remove from and about the Project waste  materials,  rubbish,  the  Contractor's  tools,  construction equipment, machinery and surplus materials.

3.15.2  If the  Contractor  fails  to  clean  up as  provided  in  the  Contract
Documents,  the Owner may do so and the cost  thereof  shall be  charged  to the
Contractor,  provided  Owner has given  notice  and  reasonable  opportunity  to perform such services.

3.16    ACCESS TO WORK

3.16.1 The Contractor  shall provide the Owner and Architect  access to the Work in preparation and progress wherever located.

3.17    ROYALTIES, PATENTS AND COPYRIGHTS

3.17.1 The  Contractor  shall  include as a term or condition  of each  Purchase
Order  employed by it in the  performance  of the Work a patent  indemnification extending  from  vendor  under the  Purchase  Order to the Owner for the  vendor to defend  suits or claims for  infringement of copyrights and patent rights and shall hold the Owner and Architect  harmless from loss on account  thereof,  but shall not be  responsible  for such  defense or loss when a  particular  design, process or product of a particular  manufacturer or manufacturers is required by the  Contract  Documents  or where the  copyright  violations  are  contained in
Drawings,  Specifications or other documents prepared by the Owner or Architect.
However,  if the  Contractor  has reason to believe  that the  required  design, process or product is an infringement of a copyright or a patent, the Contractor shall notify the Owner of such infringement.

3.18    INDEMNIFICATION

3.18.1 To the fullest extent permitted by law the Contractor shall indemnify and hold  harmless the Owner,  Architect,  Architect's  consultants,  and agents and employees of any of them from and against claims,  damages, losses and expenses, including but not limited to attorneys'  fees,  arising out of or resulting from performance of the Work,  provided that such claim,  damage,  loss or expense is attributable  to bodily injury,  sickness,  disease or death, or to injury to or destruction of tangible  property  (other than the Work itself or other existing facilities of Owner),  but only to the extent  caused by the  negligent  acts or omissions of the  Contractor,  a  Subcontractor,  anyone  directly or indirectly employed  by them or anyone  for whose acts they may be  liable,  regardless  of whether or not such claim,  damage, loss or expense is caused in part by a party indemnified  hereunder.  Such  obligation  shall  not be  construed  to  negate, abridge,  or reduce  other  rights  or  obligations  of  indemnity  which  would otherwise exist as to a party or person described in this Paragraph 3.18.

3.18.2 In claims against any person or entity  indemnified  under this Paragraph
3.18 by an employee  of the  Contractor,  a  Subcontractor,  anyone  directly or indirectly  employed  by them or anyone for whose  acts they may be liable,  the indemnification  obligation under Subparagraph  3.18.1 shall not be limited by a limitation on amount or type of damages,  compensation or benefits payable by or for  the  Contractor  or  a  Subcontractor  under  workers'  compensation  acts, disability benefits acts or other employee benefit acts.

                                      -8-

                                   ARTICLE 4
                         ADMINISTRATION OF THE CONTRACT

4.1     ARCHITECT

4.1.1 The Architect is the person lawfully licensed to practice  architecture or an entity lawfully practicing  architecture  identified as such in the Agreement and is referred to throughout  the Contract  Documents as if singular in number.
The  term  "Architect"   means  the  Architect  or  the  Architects   authorized
representative.

4.1.2 Duties,  responsibilities and limitations of authority of the Architect as set  forth in the  Contract  Documents  shall  not be  restricted,  modified  or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

4.1.3 If the employment of the Architect is terminated, the Owner shall employ a new Architect against whom the Contractor has no reasonable  objection and whose status under the Contract Documents shall be that of the former  Architect.

4.2     ADMINISTRATION OF THE CONTRACT

4.2.1 The  Architect  or Owner's  designee  will provide  administration  of the
Contract  as  described  in the  Contract  Documents,  and will  "be an  Owner's representative (1) during  construction,  (2) until final payment is due and (3)
with the Owners  concurrence,  from time to time during the one-year  period for correction of  Work  described in Paragraph  12.2.  The Architect or the Owner's designee  will have  authority  to act on behalf of the Owner only to the extent provided in the  Contract  Documents,  unless  otherwise  modified in writing in accordance with other provisions of the Contract.

4.2.2 The Architect,  or the Owner's designee as a representative  of the Owner, will visit the site at intervals  appropriate  to the stage of the  Contractor's operations (1) to become generally  familiar with and to keep the Owner informed about the  progress  and  quality of the portion of the Work  completed,  (2) to endeavor to guard the Owner against  defects and  deficiencies  in the Work, and
(3) to  determine  in  general  if the  Work  is  being  performed  in a  manner indicating that the Work, when fully  completed,  will be in accordance with the
Contract Documents.  However, the. Architect or the Owner's designee will not be required to make  exhaustive  or  continuous  on-site  inspections  to check the quality or quantity of the Work.  The  Architect  or the Owner's  designee  will neither have control over or charge of nor be responsible  for, the construction
means,  methods,  techniques,   sequences  or  procedures,  or  for  the  safety
precautions and programs in connection with the Work, since these are solely the
Contractor's rights and responsibilities under the Contract Documents, except as provided in Subparagraph 3.3.1.

4.2.3 The  Architect or the Owner's  designee  will not be  responsible  for the
Contractor's  failure to perform the Work in accordance with the requirements of the Contract  Documents.  The  Architect or the Owner's  designee  will not have control over or charge of and will not be  responsible  for acts or omissions of the  Contractor,  Subcontractors,  or their  agents or  employees,  or any other persons or entities performing portions of the Work.

4.2.4 COMMUNICATIONS  FACILITATING CONTRACT ADMINISTRATION.  Except as otherwise provided  in the  Contract  Documents  or when direct  communications  have been specially  authorized,  the Owner and  Contractor  shall endeavor to communicate with each other  through the  Architect or the Owner's  designee  about  matters arising  out of or  relating  to the  Contract. Communications  by and  with the
Architect's  consultants  shall be through the Architect.  Communications by and with  Subcontractors  and material  suppliers  shall be through the  Contractor.
Communications by and with separate contractors shalll be through the Owner.

4.2.5 Based on the  Architect's  or the Owner's  designee's  evaluations  of the
Contractor's  Applications  for Payment,  the Architect or the Owner's  designee will  review  and  certify  the  amounts  due  the  Contractor  and  will  issue
Certificates for Payment in such amounts.

4.2.6 The Architect or the Owner's  designee will have  authority to reject Work that does not conform to the Contract  Documents.  Whenever the Architect or the
Owner's  designee  considers  it necessary or  advisable,  the  Architect or the
Owner's  designee  will have  authority to require  inspection or testing of the
Work in accordance  with  Subparagraphs  13.5.2 and 13.5.3,  whether or not such
Work is fabricated,  installed or completed.  However, neither this authority of the  Architect or the Owner's  designee nor a decision made in good faith either to  exercise  or not to  exercise  such  authority  shall give rise to a duty or responsibility  of the  Architect  or the Owner's  designee  to the  Contractor,
Subcontractors,  material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

                                      -9-

4.2.7 The  Architect  or the  Owner's  designee  will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings,
Product  Data and  Samples,  but only for the limited  purpose of  checking  for conformance  with  information  given and the design  concept  expressed  in the
Contract  Documents.  The Architect's or the Owner's  designee's  action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner,  Contractor  or separate  contractors,  while  allowing sufficient  time  in the  Architect's  or the  Owner's  designee's  professional judgment to permit adequate  review.  Review of such submittals is not conducted for the purpose of determining  the accuracy and  completeness  of other details such as  dimensions  and  quantities,  or for  substantiating  instructions  for installation  or  performance  of equipment or systems,  all of which remain the responsibility  of the  Contractor  as required by the Contract  Documents.  The
Architect's  or the Owner's  designee's  review of the  Contractor's  submittals shall not relieve the Contractor of the  obligations  under  Paragraphs 3.3, 3.5 and 3.12. The Architect's or the Owner's  designee's review shall not constitute approval of safety precautions or, unless otherwise  specifically  stated by the
Architect or  the  Owner's  designee,   of  any  construction  means,   methods,
techniques,  sequences or procedures.  The Architect's or the Owner's designee's approval of a specific item shall  not indicate approval of an assembly of which the item is a component.

4.2.8 The  Architect  or the Owner's  designee  will prepare  Change  Orders and
Construction  Change Directives,  and may authorize minor changes in the Work as provided in Paragraph 7.4.

4.2.9  The  Architect  or the  Owner's  designee  will  conduct  inspections  to determine  the  date or dates of  Substantial  Completion  and the date of final completion,  will receive and forward to the Owner,  for the Owner's  review and records,  written  warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

4.2.10 If the Owner and Architect  agree, the Architect will provide one or more
project   representatives   to   assist   in   carrying   out  the   Architect's
responsibilities  at the site. The duties,  responsibilities  and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

4.2.11 The Architect will interpret and decide  matters  concerning  performance under and  requirements  of the Contract  Documents on written request of either the Owner or Contractor.  The Architect's response to such requests will be made in writing  within any time limits  agreed  upon or  otherwise  with  reasonable
promptness.   If  no  agreement  is  made   concerning  the  time  within  which
interpretations  required of the Architect shall be furnished in compliance with this  Paragraph 4.2, then delay shall not be recognized on account of failure by the  Architect  to furnish  such  interpretations  until 15 days  after  written request is made for them.

4.2.12  Interpretations  and decisions of the Architect will be consistent  with the intent of and reasonably  inferable from the Contract  Documents and will be in writing or in the form of  drawings.  When  making such  interpretations  and initial decisions, the Architect will endeavor to secure faithful performance by both Owner and  Contractor,  will not show  partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

4.2.13 The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract  Documents subject to Section 4.3 below.

4.3     CLAIMS AND DISPUTES

4.3.1  Definition.  A Claim  is a  demand  or  assertion  by one of the  parties seeking, as a matter of right, adjustment or interpretation  of Contract terms, payment of money, extension of time or other relief with respect to the terms of the  Contract.  The term "Claim"  also  includes  other  disputes and matters in question  between  the Owner and  Contractor  arising  out of or relating to the
Contract. Claims must be  initiated by written  notice.  The  responsibility  to substantiate Claims shall rest with the party making the Claim.

4.3.2 Time Limits on Claims.  Claims by either party must be initiated within 21 days after occurrence  of the event  giving rise to such Claim or within 21 days after the claimant  first  recognizes  the  condition  giving rise to the Claim, whichever is later.  Claims must be initiated by written notice to the Architect and the other party.

4.3.3  Continuing  Contract  Performance.  Pending  final  resolution of a Claim except as otherwise  agreed in writing or as provided in Subparagraph  9.7.1 and
Article 14, the  Contractor  shall proceed  diligently  with  performance of the
Contract and the Owner shall continue to make payments to Contractor,  including any direct cost of the Contractor, related to disputed claims in accordance with
Section 7.3.6.

4.3.4 Claims for Concealed or Unknown Conditions.  If conditions are encountered at the site which are (1) subsurface or otherwise  concealed physical conditions which differ materially from those indicated in the Contract Documents or (2)

                                      -10-

unknown physical  conditions of an unusual nature,  which differ materially from those  ordinarily  found  to exist  and  generally  recognized  as  inherent  in construction activities of the character provided for in the Contract Documents, then notice by the  observing  party shall be given to the other party  promptly before  conditions  are disturbed and in no event later than 21 days after first observance of the  conditions.  The Architect  will  promptly  investigate  such conditions  and will  recommend an equitable  adjustment  in the Contract Sum or
Contract Time, or both. If the Architect  determines that no change in the terms of the  Contract  is  justified,  the  Architect  shall so notify  the Owner and
Contractor in writing, stating the reasons. Claims by either party in opposition to such  determination must be made within 21 days after the Architect has given notice  of  the  decision.  If the  Owner  and  Contractor  cannot  agree  on an adjustment in the Contract Sum or Contract  Time,  the dispute shall be resolved pursuant to Paragraph 4.4

4.3.5 Claims for Additional Cost. If the Contractor  wishes to make Claim for an increase in the Contract Sum,  written notice as provided  herein shall be given before  proceeding to execute the Work.  Prior notice is not required for Claims relating to an emergency  endangering  life or property  arising under Paragraph
10.6.

4.3.6  If the  Contractor  believes  additional  cost is  involved  for  reasons including but not limited to (1) a written  interpretation  from the  Architect,
(2) an order by the  Owner to stop the  Work  where  the  Contractor  was not at fault,  (3) a  written  order  for a minor  change  in the  Work  issued  by the
Architect,  (4) failure of payment by the Owner, (5) termination of the Contract by the Owner,  (6) Owner's  suspension or (7) other  reasonable  grounds,  Claim shall be filed in accordance with this Paragraph 4.3.

4.3.7 CLAIMS FOR ADDITIONAL TIME

4.3.7.1 If the  Contractor  wishes to make Claim for an increase in the Contract
Time,  written notice as provided herein shall be given. The Contractor's  Claim shall include an estimate of cost and of probable effect of delay on progress of the Work.  In the case of a continuing delay only one Claim is necessary.

4.3.7.2 If adverse  weather  conditions are the basis for a Claim for additional time,  such  Claim  shall be  documented  by data  substantiating  that  weather conditions were abnormal for the period of time,  could not have been reasonably anticipated and had an adverse effect on the scheduled construction.

4.3.8  Injury or Damage to Person or  Property.  If either party to the Contract suffers injury or damage to person or property  because of an act or omission of the other party, or of others for whose acts such party is legally  responsible, written notice of such injury or damage,  whether or not insured, shall be given to the  other  party  within a  reasonable  time  not  exceeding  21 days  after discovery.  The notice shall provide sufficient detail to enable the other party to investigate the matter.

4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon,  and if quantities  originally  contemplated are  materially  changed in a proposed Change Order or Construction  Change  Directive so that  application of such unit prices to quantities of Work proposed will cause substantial  inequity to the Owner or  Contractor,  the  applicable  unit  prices  shall be  equitably adjusted.

4.4     ARBITRATION

4.4.1 Any Claim or dispute  arising out of or related to the  Contract  shall be subject to  arbitration.  Prior to  arbitration,  the parties shall  endeavor to
resolve   disputes   by   negotiation   between   the   Owner   and   Contractor
representatives; however, if negotiation by the representatives fails such Claim or dispute  shall be referred to a  representative  of senior  management of the parties hereto for resolution prior to arbitration.

4.4.2 Claims not resolved by negotiation  as set forth in Paragraph  4.4.1 shall be decided by arbitration  which,  unless the parties  mutually agree otherwise, shall be in accordance with the Construction  Industry  Arbitration Rules of the
American Arbitration Association currently in effect. The demand for arbitration shall be filed in  writing  with the other  party to the  Contract  and with the
American Arbitration Association,  and a copy shall be filed with the Architect, unless  the  parties  hereto  mutually  agree to use  other  dispute  resolution resources,  rules and  arbitrators to administer the proceedings and resolve the
Claim or dispute.

4.4.3 A demand for arbitration  shall be made within a reasonable time after the
Claim or dispute  has  arisen,  and in no event  shall it be made after the date when institution of legal or equitable  proceedings based on such Claim would be barred by the  applicable  statute of  limitations  as  determined  pursuant  to
Paragraph 13.7.

4.4.4 Clams and Timely Assertion of Claims.  The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.

                                      -11-

4.4.5 Judgment on Award.  The award  rendered by the arbitrator or  arbitrators, whether interim or final,  shall be binding on the parties and shall include any relief,  legal or equitable,  determined by the  arbitrator or arbitrators to be supported by the evidence presented at the arbitration  hearing and judgment may be entered upon it in accordance with applicable law in any court.

                                    ARTICLE 5
                                 SUBCONTRACTORS

5.1     DEFINITIONS

5.1.1 A  Subcontractor  is a person or entity who has a direct contract with the
Contractor   to  perform  a  portion   of  the  Work  at  the  site.   The  term
"Subcontractor"  is referred to throughout the Contract Documents as if singular in number  and means a  Subcontractor  or an  authorized  representative  of the
Subcontractor.  The term  "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

5.1.2 A  Sub-subcontractor  is a person or entity  who has a direct or  indirect contract with a Subcontractor  to perform a portion of the Work at the site. The term  "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

5.2     AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

5.2.1  Unless  otherwise  stated  in  the  Contract  Documents  or  the  bidding requirements,  the  Contractor,  as  soon  as  practicable  after  award  of the
Contract,  shall furnish in writing to the Owner through the Architect the names of  persons  or  entities  (including  those  who are to  furnish  materials  or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect will promptly reply to the Contractor in writing stating whether  or not  the  Owner  or the  Architect,  after  due  investigation,  has reasonable objection to any such proposed person or entity. Failure of the Owner or  Architect  to  reply  promptly  shall  constitute  notice  of no  reasonable objection.

5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection.  The Contractor shall not be required to contract  with anyone to whom the  Contractor  has made reasonable objection.

5.2.3 If the Owner or Architect has  reasonable  objection to a person or entity proposed by the  Contractor,  the Contractor  shall propose  another to whom the
Owner or Architect  has no  reasonable  objection.  If the proposed but rejected
Subcontractor  was  reasonably  capable of performing the Work, the Contract Sum and Contract  Time shall be increased  or decreased by the  difference,  if any, occasioned  by such  change,  and an  appropriate  Change  Order shall be issued before commencement of the substitute Subcontractor's Work.

5.2.4  The  Contractor  shall  not  change a  Subcontractor,  person  or  entity previously selected if the Owner or Architect makes reasonable objection to such substitute.

5.3     SUBCONTRACTUAL RELATIONS

5.3.1 By appropriate agreement, written where legally required for validity, the
Contractor  shall  require each  Subcontractor,  to the extent of the Work to be performed by the  Subcontractor,  to be bound to the  Contractor by terms of the
Contract Documents,  and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor's
Work,  which the Contractor,  by these  Documents,  assumes toward the Owner and
Architect.  Each subcontract  agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be  performed  by the  Subcontractor  so that  subcontracting  thereof  will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided  otherwise  in the  subcontract  agreement,  the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract
Documents,  has against  the Owner.  Where  appropriate,  the  Contractor  shall
require   each   Subcontractor   to   enter   into   similar   agreements   with
Sub-subcontractors.  The  Contractor  shall  make  available  to  each  proposed
Subcontractor,  prior to the execution of the subcontract  agreement,  copies of the  Contract  Documents to which the  Subcontractor  will be bound,  and,  upon written request of the  Subcontractor,  identify to the Subcontractor  terms and conditions of the proposed  subcontract  agreement which may be at variance with the Contract Documents.  Subcontractors will similarly make copies of applicable
portions   of  such   documents   available   to   their   respective   proposed
Sub-subcontractors.

                                      -12-
                                                                                                                                       VLT-CONST-GC(1-30.04).doc

5.4     ASSIGNMENT OF SUBCONTRACTS

5.4.1 Each subcontract agreement for a portion of the Work shall have provisions allowing the assignment of such contract by the Contractor to the Owner.

5.4.2  Upon such  assignment,  if the Work has been  suspended  for more than 30 days, the Subcontractor's compensation shall be equitably adjusted for increases in cost resulting from the suspension.

                                    ARTICLE 6
                CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

6.1     OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces,  and to award separate  contracts in connection  with  other  portions  of  the  Project  or  other  construction  or
operations  on  the  site  under   Conditions  of  the  Contract   identical  or
substantially similar to these including those portions related to insurance and waiver of subrogation. In such event, the Owner shall assume sole responsibility for  its own  employees,  contractors  and  agents  and  any  and  all of  their respective acts and omissions. If the Contractor claims that delay or additional cost is involved  because of such action by the Owner, the Contractor shall make such Claim as provided in Paragraph 4.3.

6.1.2 When separate  contracts are awarded for different portions of the Project or other  construction  or operations on the site, the term  "Contractor" in the
Contract  Documents in each case shall mean the  Contractor  who  executes  each separate Owner-Contractor Agreement.

6.1.3 The Owner shall provide for  coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor,  who shall cooperate with them. The Contractor shall  participate with other separate contractors  and the  Owner  in  reviewing  their  construction  schedules  when directed to do so. The Contractor  shall make any revisions to the  construction schedule  deemed  necessary  after a  joint  review  and  mutual agreement.  The construction  schedules  shall then  constitute  the schedules to be used by the
Contractor, separate contractors and the Other until subsequently revised.

6.2     MUTUAL RESPONSIBILITY

6.2.1 The Contractor shall afford the Owner and separate contractors  reasonable opportunity  for  introduction  and storage of their materials and equipment and
performance  of  their   activities,   and  shall  connect  and  coordinate  the
Contractor's construction and operations with theirs as required by the Contract
Documents.

6.2.2 If part of the  Contractor's  Work depends for proper execution or results upon construction  or  operations  by the Owner or a  separate  contractor,  the
Contractor  shall,  prior to proceeding with that portion of the Work,  promptly report  to the  Architect  apparent  discrepancies  or  defects  in  such  other construction  that would  render it  unsuitable  for such proper  execution  and
results.   Failure  of  the   Contractor  so  to  report  shall   constitute  an
acknowledgment that the Owner's or separate contractor's  completed or partially completed  construction  is fit and proper to  receive  the  Contractor's  Work, except as to defects not then reasonably discoverable.

6.2.3

6.2.4 The Contractor  shall  promptly  remedy damage  wrongfully  caused by the
Contractor to completed or partially  completed  construction  or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

6.2.5  The   Owner   and  each   separate   contractor   shall   have  the  same
responsibilities for cutting and patching as are described for the Contractor in
Subparagraph 3.14.

6.3     OWNER'S RIGHT TO CLEAN UP

6.3.1 If a dispute arises among the  Contractor,  separate  contractors  and the
Owner as to the responsibility  under their respective contracts for maintaining the premises and  surrounding  area free from waste  materials and rubbish,  the
Owner  may  clean  up and the  Architect  will  allocate  the cost  among  those responsible, subject to Section 3.15.2.

                                      -13-

                                    ARTICLE 7
                               CHANGES IN THE WORK

7.1     GENERAL

7.1.1 Changes in the Work may be  accomplished  after execution of the Contract, and without  invalidating  the Contract,  by Change Order,  Construction  Change
Directive  or order for a minor change in the Work,  subject to the  limitations stated in this Article 7 and elsewhere in the Contract Documents.

7.1.2. A Change Order shall be based upon agreement among the Owner, Contractor, and Architect;  a Construction  Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor;  an order for a minor change in the Work may be issued by the Architect alone.

7.1.3 Changes in the Work sha11 be performed under applicable  provisions of the
Contract Documents, and the Contractor shall proceed promptly,  unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

7.2     CHANGE ORDERS

7.2.1 A Change  Order is a  written  instrument  prepared  by the  Architect  or
Contractor  and signed by the Owner,  Contractor  and  Architect,  stating their agreement upon all of the following:

        .1     change in the Work;

        .2     the amount of the adjustment, if any, in the Contract Sum; and

        .3     the extent of the adjustment, if any, in the Contract Time.

7.2.2 Methods used in  determining  adjustments  to the Contract Sum may include those listed in Subparagraph  7.3.3, and those otherwise mutually agreed upon by the Owner and Contractor.

7.3     CONSTRUCTION CHANGE DIRECTIVES

7.3.1 A  Construction  Change  Directive  is a  written  order  prepared  by the
Architect and signed by the Owner and Architect,  directing a change in the Work prior to agreement on adjustment,  if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction  Change Directive,  without  invalidating the Contract, order changes in the Work within the general scope of the Contract consisting  of  additions,  deletions or other  revisions,  the Contract Sum and
Contract Time being adjusted accordingly.

7.3.2 A  Construction  Change  Directive  shall be used in the  absence of total agreement on the terms of a Change Order.

7.3.3 If the  Construction  Change  Directive  provides for an adjustment to the
Contract Sum, the adjustment shall be based on one of the following methods:

       .1   mutual  acceptance of a lump sum properly  itemized and supported by sufficient substantiating data to permit evaluation;

       .2   unit prices stated in the Contract Documents or subsequently  agreed upon;

       .3   cost to be  determined  in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

       .4   if the parties are unable to agree, then as provided in Subparagraph
            7.4.

7.3.4 Upon receipt of a Construction  Change  Directive,  the  Contractor  shall promptly  proceed with the change in the Work  involved and advise the Architect of the Contractor's  agreement or disagreement with the method, if any, provided in the Construction  Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

                                      -14-

7.3.5 A Construction  Change  Directive  signed by the Contractor  indicates the agreement of the Contractor therewith,  including adjustment in Contract Sum and
Contract  Time or the method  for  determining  them.  Such  agreement  shall be effective  immediately  and shall be recorded as a Change Order.

7.4     DISPUTED CHANGES

7.4.1 In the case of disputed  Change Order Work,  the parties  agree to resolve said dispute in the following manner If Fluor believes that it has been directed to perform work that is outside the scope of its  Contract  Work it shall notify the Owner's  Representative  in writing that the work in question is outside the scope of its Contract  Work.  Fluor,  as soon as  practicable  but no later than thirty  (30) days after the  notice,  shall  prepare and submit a Rough Order of
Magnitude  (ROM) to the  Owner's  Representative.  The ROM  shall  consist  of a detailed  estimate of Owner's  maximum  exposure for the work in question.  Upon receipt of Fluor's ROM, the Owner's  Representative  shall assign a Pending Item
Claim  (PIC)  number to the work in  question  and shall issue Fluor a notice to proceed.  Fluor  shall  proceed to perform  the work in  question  on a time and material  basis.  Using the PIC number to identify the work in  question,  Fluor
shall  account  for  the  time  and  material  costs  in  its  monthly   payment
requisition.  Fluor shall requisition costs incurred in connection with such PIC on a monthly  basis.  Owner shall be obligated to pay Fluor one hundred  percent
(100%) of the ROM, for Reimbursable  Costs that are provided for in Article 7 of the  Agreement.  If the  parties  are unable to resolve  either the scope or the price  of the  work  in  question  within  thirty  (30)  days  after  the  Owner
Representative issued the PIC number, the dispute shall be settled in accordance with the provisions set forth in Section 4.3 herein. Any arbitration award shall be limited to a  determination  of whether the work in question is Contract Work and the price for said work.  If said award  hold that the work in  question  is
Contract Work, the Owner shall not be required to increase the GMP in connection with the PIC. If the arbitration  holds that the work in question is a change in scope, a Change Order shrill be issued that adds the amount of the disputed work to the GMP and the Owner shall pay for such Change  Order(s) in accordance  with the Agreement

7.4.2 When the Owner and  Contractor  agree with the  determination  made by the
Architect  concerning the  adjustments in the Contract Sum and Contract Time, or otherwise  reach  agreement  upon  the  adjustments,  such  agreement  shall  be effective  immediately  and shall be recorded by preparation and execution of an appropriate Change Order.

7.5     CONSTRUCTION CHANGE REQUESTS (CCR's)

7.5.1 In the event minor changes to the work are sought by the  Architect/Owner, a Construction Change Request (CCR) will be issued by the Architect as follows:

       .1   A CCR will precede a Construction Change Directive.
       .2   A CCR will precede a Change Order.
       .3   Each CCR will contain sufficient documentation (sketches,  drawings, specifications,  etc.) to define the extent of work being requested.
            Each CCR will further  define the intent of the documents  issued as follows:
            - "Proceed Immediately - Owner will pay T&M
            - "Proceed Only After Cost and Schedule Approval"
            - "For Budget Pricing Only
            - "Proceed Immediately - For Clarification Only"
       .4   Upon  receipt of a CCR,  Contractor  shall  proceed  in the  fashion
            described.  Contractor   shall  submit   required   information   to
            Architect/Owner  for approval  via a Change Order  Request and shall only proceed in  accordance  with the  instructions  provided on the
            CCR.
       .5   If for any  reason a dispute  arises  relative  to the  Contractor's price and  schedules as submitted  via a Change Order  Request,  the
            Architect may issue a  Construction  Change  Directive in accordance with Section 7.3.
        .6  If no disputes  arises,  Contractor shall proceed in accordance with
            Section 7.3.

                                    ARTICLE 8
                                      TIME

8.1     DEFINITIONS

8.1.1 Unless otherwise provided,  Contract Time is the period of time, including authorized  adjustments,  allotted in the  Contract  Documents  for  Substantial
Completion of the Work.

8.1.2  The  date of  commencement  of the Work is the  date  established  in the
Agreement.

                                      -15-

8.1.3 The date of Substantial  Completion is the date certified by the Architect in accordance with Paragraph 9.8.

8.1.4 The term "day" as used in the Contract  Documents  shall mean calendar day unless otherwise specifically defined.

8.2     PROGRESS AND COMPLETrON

8.2.1 The  completion  dates agreed to in the Schedule are of the essence of the
Contract.  By executing the Agreement the Contractor  confirms that the Contract
Time is a reasonable period for performing the Work.

8.2.2 The Contractor shall not knowingly,  except by agreement or instruction of the Owner in writing,  prematurely  commence operations on the site or elsewhere prior to the effective date of insurance  required by Article 11 to be furnished by the Contractor and Owner.  The date of  commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is  established  by the Contract  Documents or a notice to proceed  given by the
Owner,  the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

8.2.3 The Contractor shall proceed  expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

8.3     DELAYS AND EXTENSIONS OF TIME

8.3.1 If the Contractor is delayed at any time in the  commencement  or progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in  the  Work,  or  by  labor  disputes,  fire,  unusual  delay  in  deliveries, unavoidable  casualties or other causes beyond the Contractor's  control,  or by delay authorized by the Owner pending  arbitration,  or by other causes that may reasonably  justify  delay,  then the Contract Sum and the Contract  Time may be equitably adjusted for any such delay.

8.3.2  Claims  relating  to time  shall be made in  accordance  with  applicable provisions of Paragraph 4.3.

8.3.3 This  Paragraph  8.3 does not  preclude  recovery  of damages for delay by either party under other provisions of the Contract Documents.

                                    ARTICLE 9
                             PAYMENTS AND COMPLETION

9.1     CONTRACT SUM

9.1.1 The  Contract Sum is stated in the  Agreement  and,  including  authorized adjustments,  is the total  amount  payable by the Owner to the  Contractor  for performance of the Work under the Contract Documents.

9.2     SCHEDULE OF VALUES

9.2.1 Before the first Application for Payment,  the Contractor shalll submit to the  Architect a schedule of values  allocated to various  portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Architect may require,  This schedule,  unless objected to by the Architect, shall  be  used as a basis  for  reviewing  the  Contractor's  Applications  for
Payment.

9.3     APPLICATIONS FOR PAYMENT

9.3.1 At least ten days before the date  established for each progress  payment, the Contractor shall submit to the Architect an itemized Application for Payment for  operations  completed  in  accordance  with the  schedule  of values.  Such application  shall  be  notarized,  if  required,  and  supported  by such  data substantiating  the Contractor's  right to payment as the Owner or Architect may require,  such as  copies  of  requisitions  from  Subcontractors  and  material suppliers, and reflecting retainage if provided for in the Contract Documents.

9.3.1.1 As  provided  in  Subparagraph  7.3.8,  such  applications  may  include requests for payment on account of changes in the Work which have been  properly authorized by Construction  Change Directives,  or by interim  determinations of the Architect, but not yet included in Change Orders.

                                      -16-

9.3.1.2 Such  applications  may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a  Subcontractor  or material  supplier,  unless  such Work has been  performed  by  others  whom the
Contractor intends to pay.

9.3.2 Unless  otherwise  provided in the Contract  Documents,  payments shall be made on account of materials and equipment  delivered and suitably stored at the site for  subsequent  incorporation  in the Work.  If approved in advance by the
Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location  agreed upon in writing.  Payment for  materials  and equipment  stored on or off the site shall be conditioned upon compliance by the
Contractor  with  procedures  satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and sha1l include the costs of applicable insurance,  storage and transportation to the site for such materials and equipment stored off the site.

9.3.3 The  Contractor  warrants that title to all Work covered by an Application fox  Payment  will  pass to the  Owner no later  than the time of  payment.  The
Contractor  further  warrants that upon submittal of an Application  for Payment all Work for which  Certificates  for Payment  have been  previously  issued and payments  received  from  the  Owner  shall,  to the  best  of the  Contractor's knowledge,  information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor,  Subcontractors,  material suppliers,  or other  persons  or  entities  making a claim by  reason of having provided labor, materials and equipment relating to the Work.

9.3.4 Any delinquent  payment shall bear interest at the prime rate as published in "The Money Rates" Section of THE WALL STREET JOURNAL (U.S. Edition), plus two percent (2%),  until paid, but not to exceed the maximum contract rate permitted by the applicable  usury laws. The payment of interest shall not excuse or defer timely payment of the principal  amount on which such interest has accrued or is accruing.

9.4     CERTIFICATES FOR PAYMENT

9.4.1 The Architect  will,  within seven days after receipt of the  Contractor's
Application  for Payment,  either issue to the Owner a Certificate  for Payment, with a copy to the  Contractor,  for such amount as the Architect  determines is properly due, or notify the Contractor  and Owner in writing of the  Architect's reasons  for  withholding  certification  in  whole  or in part as  provided  in
Subparagraph 9.5.1.

9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner,  based on the Architect's  evaluation of the Work and the  data  comprising  the  Application  for  Payment,  that  the  Work  has progressed  to the  point  indicated  and that,  to the best of the  Architect's knowledge, information and belief, the quality of the Work is in accordance with the  Contract  Documents.  The  foregoing  representations  are  subject  to  an evaluation  of the  Work  for  conformance  with  the  Contract  Documents  upon
Substantial  Completion,  to results of  subsequent  tests and  inspections,  to correction of minor  deviations from the Contract  Documents prior to completion and to specific  qualifications  expressed by the  Architect.  The issuance of a
Certificate  for Payment  will  further  constitute  a  representation  that the
Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has
(1) made  exhaustive or continuous  on-site  inspections to check the quality or quantity of the Work,  (2) reviewed  construction  means,  methods,  techniques, sequences or  procedures,  (3) reviewed  copies of  requisitions  received  from
Subcontractors  and material  suppliers and other data requested by the Owner to substantiate  the  Contractor's  right to payment,  or (4) made  examination  to ascertain how or for what purpose the Contractor has used money  previously paid on account of the Contract Sum.

9.5     DECISIONS TO WITHHOLD CERTIFICATION

9.5.1 The Architect may withhold a Certificate  for Payment in whole or in part, to the extent  reasonably  necessary to protect the Owner, if in the Architect's opinion the  representations  to the Owner required by Subparagraph 9.4.2 cannot be made.  If the  Architect  is unable to  certify  payment in the amount of the
Application,  the Architect  will notify the Contractor and Owner as provided in
Subparagraph  9.4.1.  If the Contractor and Architect  cannot agree on a revised amount,  the  Architect  will promptly  issue a Certificate  for Payment for the amount  for which the  Architect  is able to make  such  representations  to the
Owner.  The Architect may also withhold a Certificate for Payment or, because of subsequently  discovered  evidence,  may  nullify  the  whole  or  a  part  of a
Certificate for Payment previously issued, to such extent as may be necessary in the Architect's  opinion to protect the Owner from loss for which the Contractor is  responsible,  including loss resulting from acts and omissions  described in
Subparagraph 3.3.2, because of:

                                      -17-

       .1   defective Work not remedied;

       .2   third party claims filed or reasonable  evidence indicating probable filing of such claims for which the  Contractor  is liable under the
            Contract  and which  the  Contractor  has  unreasonably  denied  its obligations for such claims;

       .3   failure   of  the   Contractor   to  make   payments   properly   to
            Subcontractors or for labor, materials or equipment;

       .4   reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

       .5   damage to the Owner for which Contractor is liable hereunder;

       .6   persistent  failure  to carry  out the Work in  accordance  with the
            Contract Documents;

       .7   failure  to pay  liquidated  damages  or  reasonable  evidence  that
            Contractor is unable to pay such damages.

9.5.2  When  the  above  reasons  for  withholding  certification  are  removed, certification will be made for amounts previously withheld.

9.6     PROGRESS PAYMENTS

9.6.1 After the Architect has issued a Certificate for Payment,  the Owner shall make  payment  in the  manner  and  within  the time  provided  in the  Contract
Documents, and shall so notify the Architect.

9.6.2 The  Contractor  shall  promptly pay each  Subcontractor,  upon receipt of payment from the Owner,  out of the amount paid to the  Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled,  reflecting  percentages  actually  retained  from  payments to the
Contractor  on  account  of  such  Subcontractor's  portion  of  the  Work.  The
Contractor shall, by appropriate agreement with each Subcontractor, require each
Subcontractor to make payments to Sub-subcontractors in a similar manner.

9.6.3  The  Architect  will,  on  request,   furnish  to  a  Subcontractor,   if
practicable, information regarding  percentages of completion or amounts applied for by the  Contractor  and action taken  thereon by the  Architect and Owner on account of portions of the Work done by such Subcontractor.

9.6.4 Neither the Owner nor Architect  shall have an obligation to pay or to see to the payment of money to a  Subcontractor  except as may otherwise be required by law.

9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not  constitute  acceptance  of Work not in accordance with the Contract Documents.

9.6.7 Unless the  Contractor  provides the Owner with a payment bond in the full penal sum of the Contract  Sum,  payments  received by the  Contractor  for Work properly  performed  by  Subcontractors  and  suppliers  shall  be  held  by the
Contractor for those Subcontractors or suppliers who performed Work or furnished materials,  or both,  under  contract with the  Contractor for which payment was made by the Owner.  Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any  fiduciary  liability or tort  liability on the part of the  Contractor  for breach of trust or shall  entitle  any person or entity to an award of  punitive damages against the Contractor for breach of the requirements of this provision.

9.7     FAILURE OF PAYMENT

9.7.1 If the  Architect  does not issue a  Certificate  for Payment,  through no fault of the  Contractor,  within seven days after  receipt of the  Contractor's
Application  for  Payment,  or if the Owner does not pay the  Contractor  within seven days  after the date  established  in the  Contract  Documents  the amount certified by the Architect or awarded by  arbitration,  then the Contractor may, upon seven additional days' written notice to the Owner and Architect,  stop the
Work until  payment of the amount owing has been  received.  The  Contract  Time shall be extended  appropriately  and the Contract Sum shall be increased by the amount of the Contractor's  reasonable  costs of shut-down,  delay and start-up, plus interest as provided for in the Contract Documents.

                                      -18-

9.8     SUBSTANTIAL COMPLETION

9.8.1  Substantial  Completion is the stage in the progress of the Work when the
Work or designated  portion thereof is sufficiently  complete in accordance with the Contract  Documents so that the Owner can occupy or utilize the Work for its intended use.

9.8.2 When the Contractor  considers  that the Work, or a portion  thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall  prepare and submit to the Architect a  comprehensive  list of items to be completed or  corrected  prior to final  payment.  Failure to include an item on such list does not alter the  responsibility  of the  Contractor to complete all
Work in accordance with the Contract Documents.

9.8.3  Upon  receipt  of the  Contractor's  list,  the  Architect  will  make an inspection  to  determine  whether  the Work or  designated  portion  thereof is substantially  complete.  If the  Architect's  inspection  discloses  any  item, whether or not  included  on the  Contractor's  list  which is not  sufficiently complete in accordance with the Contract  Documents so that the Owner can occupy or utilize the Work or  designated  portion  thereof for its  intended  use, the
Contractor shall, before issuance of the Certificate of Substantial  Completion, complete or correct such item upon notification by the Architect.  In such case, the  Contractor  shall  then  submit a request  for  another  inspection  by the
Architect to determine Substantial Completion.

9.8.4 When the Work or designated portion thereof is substantially complete, the
Architect  will prepare a  Certificate  of  Substantial  Completion  which shall establish the date of Substantial Completion,  shall establish  responsibilities of the Owner and Contractor for security,  maintenance,  heat, utilities, damage to the Work and  insurance,  and shall fix the time within which the  Contractor sha11  finish all items on the list  accompanying  the  Certificate.  Warranties required by the Contract  Documents  shall  commence on the date of  Substantial
Completion of the Work or designated  portion thereof unless otherwise  provided in the Certificate of Substantial Completion.

9.8.5 The Certificate of Substantial  Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such  Certificate.  Upon such  acceptance and consent of surety,  if any, the
Owner  shall  make  payment of  retainage  applying  to such Work or  designated portion  thereof.  Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

9.9     PARTIAL OCCUPANCY OR USE

9.9.1 The Owner may occupy or use any completed or partially  completed  portion of the Work at any stage when such portion is designated  by separate  agreement with the  Contractor,  provided  such  occupancy  or use is  consented to by the insurer as required under Clause  11.4.1.5 and authorized by public  authorities having  jurisdiction  over the Work. Such partial  occupancy or use may commence whether or not the portion is  substantially  complete,  provided  the Owner and
Contractor  have  accepted in writing the  responsibilities  assigned to each of them for payments,  retainage, if any, security,  maintenance,  heat, utilities, damage to the Work and  insurance,  and have  agreed in writing  concerning  the period for correction of the Work and commencement of warranties required by the
Contract  Documents.  When the  Contractor  considers  a  portion  substantially complete,  the  Contractor  shall  prepare and submit a list to the Architect as provided  under  Subparagraph  9.8.2.  Consent  of  the  Contractor  to  partial occupancy or use sha11 not be unreasonably  withheld.  The stage of the progress of the Work shall be  determined  by  written  agreement  between  the Owner and
Contractor or, if no agreement is reached, in accordance with Paragraph 4.4.

9.9.2 Immediately prior to such partial occupancy or use, the Owner,  Contractor and Architect  shall  jointly  inspect the area to be occupied or portion of the
Work to be used in order to determine and record the condition of the Work.

9.9.3 Unless  otherwise  agreed upon,  partial  occupancy or use of a portion or portions of the Work shall not constitute  acceptance of Work not complying with the requirements of the Contract Documents.

9.10    FINAL COMPLETION AND FINAL PAYMENT

9.10.1  Upon  receipt  of  written  notice  that  the Work is  ready  for  final inspection and acceptance and upon receipt of a final  Application  for Payment, the Architect will promptly make such  inspection  and, when the Architect finds the  Work  acceptable  under  the  Contract  Documents  and the  Contract  fully performed,  the Architect  will promptly issue a final  Certificate  for Payment stating that to the best of the  Architect's  knowledge,  information and belief and on the basis of the Architect's on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the  entire  balance  found to be due the  Contractor  and noted in the final  Certificate is due and payable.  The  Architect's  final  Certificate for
Payment  will  constitute a further  representation  that  conditions  listed in
Subparagraph  9.10.2 as precedent to the  Contractor's  being  entitled to final payment have been fulfilled.

                                       -19-

9.10.2 Neither final payment nor any remaining retained  percentage shall become due  until  the  Contractor  submits  to the  Architect  (1) an  affidavit  that payrolls,  bills for materials and equipment,  and other indebtedness  connected with the Work for which the Owner or the Owner's  property  might be responsible or  encumbered  (less  amounts  withheld by Owner)  have been paid or  otherwise satisfied,  (2) a certificate evidencing that insurance required by the Contract
Documents to remain in force after final payment is currently in effect and will not be  canceled  or allowed  to expire  until at least 30 days'  prior  written notice has been given to the Owner, (3) a written  statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims,  security interests or encumbrances arising out of the Contract,  to the extent and in such form as may be  designated by the Owner.  If a  Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond  satisfactory  to the Owner to indemnify  the Owner  against such lien. If such lien remains  unsatisfied  after payments are made, the Contractor shall  refund to the Owner all money that the Owner may be  compelled  to pay in discharging such lien, including all costs and reasonable attorneys' fees.

9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially  delayed  through no fault of the Contractor or by issuance of Change
Orders  affecting  final  completion,  and the Architect so confirms,  the Owner shall,  upon  application by the Contractor and  certification by the Architect, and without  terminating the Contract,  make payment of the balance due for that portion of the Work fully completed and accepted.  If the remaining  balance for
Work not fully  completed or corrected is less than retainage  stipulated in the
Contract  Documents,  and if bonds have been  furnished,  the written consent of surety  to  payment  of the  balance  due for that  portion  of the  Work  fully completed  and accepted  shall be submitted by the  Contractor  to the Architect prior to certification  of such payment.  Such payment shall be made under terms and conditions  governing  final payment,  except that it shall not constitute a waiver of claims.

9.10.4 The making of final  payment  shall  constitute a waiver of Claims by the
Owner except those arising from:

        .1   liens,  Claims,  security interests or encumbrances  arising out of the Contract and unsettled;

        .2   failure of the Work to comply with the requirements of the Contract
             Documents; or

        .3   terms of special warranties required by the Contract Documents.

9.10.5  Acceptance  of final  payment  by the  Contractor,  a  Subcontractor  or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

                                   ARTICLE 10
                       PROTECTION OF PERSONS AND PROPERTY

10.1    SAFETY PRECAUTIONS AND PROGRAMS

10.1.1 The  Contractor  shall be  responsible for  initiating,  maintaining  and
supervising  all  safety   precautions  and  programs  in  connection  with  the
performance of the Contract.

10.2    SAFETY OF PERSONS AND PROPERTY

10.2.1 The Contractor shall take reasonable  precautions for safety of and shall provide reasonable protection to prevent damage, injury or loss to:

        .1  employees on the Work and other persons who may be affected thereby;

        .2  the Work and  materials and  equipment to be  incorporated  therein, whether  in  storage  on or off the site,  under  care,  custody  or control of the  Contractor  or the  Contractor's  Subcontractors  or
            Sub-subcontractors; and

        .3  other  property  at the site or  adjacent  thereto,  such as  trees, shrubs, lawns, walks, pavements,  roadways, structures and utilities not designated for removal,  relocation or replacement in the course of construction.

10.2.2 The  Contractor  shall give  notices  and comply  with  applicable  laws, ordinances,  rules,  regulations and lawful orders of public authorities bearing on safety of persons or  property or their  protection  from  damage,  injury or loss.

                                      -20-

10.2.3  The  Contractor  shall  erect and  maintain,  as  required  by  existing conditions and performance of the Contract, reasonable safeguards for safety and protection,  including  posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

10.2.4  When use or  storage  of  explosives  or other  hazardous  materials  or equipment  or unusual  methods are  necessary  for  execution  of the Work,  the
Contractor  shall  exercise  utmost  care  and  carry on such  activities  under supervision of properly qualified personnel.

10.2.5 The Contractor  shall promptly  remedy damage and loss (other than damage or loss insured under property insurance required by the Contract  Documents) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor,  a Sub-subcontractor,  or anyone directly or indirectly  employed  by any of them,  or by anyone  for whose  acts they may be liable and for which the  Contractor is responsible  under Clauses  10.2.1.2 and
10.2.1.3.  The cost of such repair shall be paid by insurance  provided by Owner or reimbursed by Owner, except damage caused by willful misconduct of Contractor or  any  subcontractor.  The  foregoing  obligations  of the  Contractor  are in addition to the Contractor's obligations under Paragraph 3.18.

10.2.6 The Contractor  shall designate a responsible  member of the Contractor's organization  at the site whose duty shall be the prevention of accidents.  This person shall be the Contractor's  superintendent  unless otherwise designated by the Contractor in writing to the Owner and Architect.

10.3    HAZARDOUS MATERIALS

10.3.1 If  reasonable  precautions  will be  inadequate  to prevent  foreseeable bodily  injury or death to  persons  resulting  from a  material  or  substance, including  but not  limited  to  asbestos  or  polychlorinated  biphenyl  (PCB),
encountered  on  the  site  by  the  Contractor,   the  Contractor  shall,  upon
recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.

10.3.2 The Owner shall  obtain the services of a licensed  laboratory  to verify the presence or absence of the material or substance  reported by the Contractor and, in the event such  material or substance is found to be present,  to verify that it has been rendered  harmless.  Unless otherwise  required by the Contract
Documents,  the Owner shall furnish in writing to the  Contractor  and Architect the names and  qualifications  of persons or entities  who are to perform  tests verifying  the  presence or absence of such  material or substance or who are to perform the task of removal or safe  containment  of such material or substance.
The  Contractor  and the Architect  will promptly  reply to the Owner in writing stating  whether  or not  either  has  reasonable  objection  to the  persons or entities  proposed by the Owner.  If either the  Contractor  or Architect has an objection to a person or entity  proposed by the Owner,  the Owner shall propose another to whom the Contractor  and the Architect have no reasonable  objection.
When the material or substance has been rendered harmless,  Work in the affected area shall  resume  upon  written  agreement  of the Owner and  Contractor.  The
Contract  Time shall be extended  appropriately  and the  Contract  Sum shall be increased  in the  amount of the  Contractor's  reasonable  additional  costs of shut-down,  delay  and  startup,  which  adjustments  shall be  accomplished  as provided in Article 7.

10.3.3 Anything herein to the contrary notwithstanding,  title to, ownership of,
and  legal   responsibility   and  liability   for  any  and  all   pre-existing
contamination   shall  at  all  times  remain  with  the  Owner,   'Pre-existing
contamination is any hazardous or toxic substance  present at the site which was not brought there by the  Contractor  or the  remediation  of such  pre-existing contamination  was not the subject  matter of this  Contract or other  agreement between  Contractor and Owner.  The Owner hereby  releases and agrees to defend, indemnify and hold the  Contractor  harmless from and against any and all costs, losses, damages, expenses (including attorneys' fees), fines, penalties,  claims and  causes  of  action  which  arise  out of or  result  in any way  from  such pre-existing  contamination,  except to the extent that the same result from the
Contractor's gross negligence or willful misconduct.

10.4 The Owner shall not be responsible  under  Paragraph 10.3 for materials and substances  brought  to the site by the  Contractor  unless  such  materials  or substances were required by the Contract Documents.

10.5 If the Contractor is held liable for the cost of remediation of a hazardous material or  substance  solely by reason of  performing  Work as required by the
Contract  Documents,  the Owner shall  indemnify the Contractor for all cost and expense thereby incurred, except as provided in Paragraph 10.3.3.

                                      -21-

10.6    EMERGENCIES

10.6.1 In an emergency  affecting safety of persons or property,  the Contractor shall act, at the Contractor's discretion,  to prevent threatened damage, injury or loss. Additional  compensation or extension of time claimed by the Contractor on account of an emergency  shall be determined as provided in Paragraph 4.3 and
Article 7.

                                   ARTICLE 11
                               INSURANCE AND BONDS

11.1    CONTRACTOR'S LIABILITY INSURANCE

11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully  authorized to do business in the  jurisdiction in which the Project is located such insurance as will cover:

       .1    claims under workers'  compensation,  disability  benefit and other similar  employee benefit acts which are applicable to the Work to be performed;

       .2    claims for damages because of bodily injury,  occupational sickness or disease, or death of the Contractor's employees;

       .3    claims for damages  because of bodily injury,  sickness or disease, or death of any  person  other  than  the  Contractor's  employees;

       .4    claims for  damages  insured  by usual  personal  injury  liability coverage;

       .5    claims  for  damages,  other  than to the Work  itself,  because of injury to or  destruction of tangible  property,  including loss of use resulting therefrom;

       .6    claims for damages  because of bodily injury,  death of a person or property  damage arising out of ownership,  maintenance or use of a motor vehicle;

       .7    claims  for  bodily  injury  or  property  damage  arising  out  of completed operations;

       .8    claims involving  contractual liability insurance applicable to the
             Contractor's obligations under Paragraph 3.18; and

       .9    claims in excess of the coverages set forth above in the form of an
             excess   umbrella   policy  with  limits  of  Ten  Million  Dollars
             ($10,000,000).

11.1.2 The insurance  required by  Subparagraph  11.1.1 shall be written for the limits of  liability  specified  in the  Contract  Documents or required by law, whichever  coverage is greater.  Coverages,  whether written on an occurrence or claims  made  basis,  sha1l be  maintained  without  interruption  from  date of commencement  of the Work until date of final  payment  and  termination  of any coverage required to be maintained after final payment.

11.1.3 Certificates of insurance acceptable to the Owner shall be filed with the
Owner prior to commencement of the Work.  These  certificates  and the insurance policies  required  by this  Paragraph  11.1  shall  contain  a  provision  that coverages  afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are  reasonably  available,  an  additional  certificate  evidencing continuation of such coverage shall be submitted with the final  Application for
Payment as required by Subparagraph 9.10.2.  Information concerning reduction of coverage  on  account  of  revised  limits or  claims  paid  under  the  General
Aggregate,  or both,  shall  be  furnished  by the  Contractor  with  reasonable promptness in accordance with the Contractor's information and belief.

11.2    OWNER'S LIABILITY INSURANCE

11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance.

11.3 Left blank intentionally

                                      -22-

11.4    PROPERTY INSURANCE

11.4.1 Unless otherwise  provided,  the Owner shall purchase and maintain,  in a company or companies  lawfully  authorized to do business in the jurisdiction in which the  Project is located,  property  insurance  written on a builders  risk
"all-risk" or equivalent  policy form in the amount of the initial Contract Sum, plus value of subsequent  Contract  modifications and cost of materials supplied or installed  by others,  comprising  total value for the entire  Project at the site on a replacement  cost basis without  optional  deductibles.  Such property insurance  shall  be  maintained,  unless  otherwise  provided  in the  Contract
Documents  or  otherwise  agreed in writing by all persons and  entities who are beneficiaries  of such insurance,  until final payment has been made as provided in  Paragraph  9.10 or until no  person or  entity  other  than the Owner has an insurable  interest  in the  property  required  by  this  Paragraph  11.4 to be covered,  whichever is later.  This  insurance  shall  include  interests of the
Owner, the Contractor, Subcontractors and Sub-subcontractors in the Project "The
Owner shall assume and at its election  insure all risk of loss or damage to any existing  facilities,  the Work  itself,  and any other  property or Work of the
Owner now or  hereafter  at or near the site of the Work.  The Owner  waives its recovery rights against the Contractor for any loss or damage arising from risks assumed  hereunder  and agrees to obtain a waiver of  subrogation  rights of its insurers against the Contractor for any such loss or damage. If the Owner is not the sole owner of the  facility  or  existing  property  at or  adjacent  to the jobsite,  the Owner shall obtain an  undertaking  from the other owners  thereof sufficient to provide to the Contractor the same  protection  from liability for loss or damage to such  property as would be afforded  to the  Contractor  under this Section if the Owner were the sole owner.  "Property" insurance shall be on an "all-risk" or equivalent policy form and shall include,  without  limitation, insurance against the perils of fire (with extended  coverage) and physical loss
or  damage  including,   without  duplication  of  coverage,  theft,  vandalism,
malicious mischief, collapse,  earthquake, flood, windstorm, false work, testing and  startup,  temporary  buildings  and  debris  removal  including  demolition occasioned by enforcement of any applicable legal requirements,  and shall cover reasonable  compensation for Architect's and Contractor's  services and expenses required as a result of such insured loss.

11.4.1.1  If the Owner  does not  intend to  purchase  such  property  insurance required by the Contract and with all of the  coverages in the amount  described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work.  The Contractor  may then effect  insurance  which will protect the interests of the Contractor,  Subcontractors and Sub-subcontractors in the Work, and by appropriate  Change Order the cost thereof shall be charged to the Owner.
If the  Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor in writing,  then the Owner shall bear all reasonable  costs properly  attributable thereto.

11.4.1.2 If the property  insurance  requires  deductibles,  the Owner sha1l pay costs not covered because of such deductibles.

11.4.1.3 This property insurance shall cover portions of the Work stored off the site, and also portions of the Work in transit.

11.4.1.4  Partial  occupancy or use in accordance  with  Paragraph 9.9 shall not commence until the insurance company or companies  providing  property insurance have consented to such partial occupancy or use by endorsement or otherwise. The
Owner and the Contractor  shall take  reasonable  steps to obtain consent of the insurance company or companies and shall,  without mutual written consent,  take
no  action  with   respect  to  partial   occupancy  or  use  that  would  cause
cancellation, lapse or reduction of insurance.

11.4.2 Boiler and  Machinery  Insurance.  The Owner shall  purchase and maintain boiler and  machinery  insurance  required by the Contract  Documents or by law, which shall  specifically  cover such insured  objects during  installation  and until final acceptance by the Owner;  this insurance shall include  interests of the Owner,  Contractor,  Subcontractors and  Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

11.4.3 LOSS OF USE INSURANCE. The Owner, at the Owner's option, may purchase and maintain  such  insurance  as will insure the Owner  against  loss of use of the
Owner's property due to fire or other hazards,  however caused. The Owner waives all  rights of action  against  the  Contractor  for loss of use of the  Owner's property,  including  consequential  losses due to fire or other hazards however caused.

11.4.4

11.4.5 If during the Project  construction  period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies  separate  from those  insuring the Project,  or if after final payment property  insurance is to be provided on the completed  Project through a policy or  policies  other than those  insuring  the  Project  during the  construction period,  the Owner  shall  waive  all  rights  in  accordance  with the terms of
Subparagraph  11.4.7 for damages  caused by fire or other causes of loss covered by this separate  property  insurance.  All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

                                       -23-

11.4.6  Before an  exposure  to loss may  occur,  the Owner  shall file with the
Contractor a copy of each policy that includes  insurance  coverages required by this  Paragraph  11.4.  Each  policy  sha11  contain  all  generally  applicable conditions,  definitions,  exclusions and endorsements  related to this Project.
Each policy  shall  contain a provision  that the policy will not be canceled or allowed to expire,  and that its limits will not be  reduced,  until at least 30 days' prior written notice has been given to the Contractor.

11.4.7 Waivers of Subrogation. The Owner and Contractor waive all rights against
(1) each other and any of their subcontractors,  sub-subcontractors,  agents and employees,  each of the other, and (2) the Architect,  Architect's  consultants, separate  contractors  described  in  Article  6,  if  any,  and  any  of  their subcontractors,  sub-subcontractors, agents and employees, for damages caused by fire or  other  causes  of loss to the  extent  covered  by  property  insurance obtained pursuant to this Paragraph 11.4 or other property insurance  applicable to the Work,  except such rights as they have to proceeds of such insurance held by the  Owner as  fiduciary.  The Owner or  Contractor,  as  appropriate,  shall
require  of  the  Architect,   Architect's  consultants,   separate  contractors
described  in Article  6, if any,  and the  subcontractors,  sub-subcontractors, agents and employees of any of them, by  appropriate  agreements,  written where legally  required for validity,  similar  waivers each in favor of other parties enumerated  herein.  The policies  shall provide such waivers of  subrogation by endorsement  or otherwise.  A waiver of  subrogation  shall be effective as to a person or entity even though that person or entity would  otherwise  have a duty of indemnification,  contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

11.4.8 A loss insured under Owner's property  insurance shall be adjusted by the
Owner as fiduciary  and made payable to the Owner as fiduciary for the insureds, as their  interests  may  appear,  subject  to  requirements  of any  applicable
mortgagee  clause  and  of  Subparagraph   11.4,10.  The  Contractor  shall  pay
Subcontractors   their  just  shares  of  insurance  proceeds  received  by  the
Contractor,  and by appropriate  agreements,  written where legally required for
validity,   shall   require   Subcontractors   to   make   payments   to   their
Sub-subcontractors in similar manner.

11.4.9 If required  in writing by a party in  interest,  the Owner as  fiduciary shall,  upon occurrence of an insured loss, give bond for proper  performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received,  which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the  procedure  shall be as provided in Paragraph  4.6. If after such loss no other  special  agreement  is made and unless the Owner  terminates  the
Contract for convenience,  replacement of damaged property shall be performed by the Contractor  after  notification  of a Change in the Work in accordance  with
Article 7.

11.4.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers  unless one of the parties in interest  shall object in writing  within five days after  occurrence  of loss to the Owner's  exercise of this power;  if such  objection is made, the dispute shall be resolved as provided in Paragraphs
4.5 and 4.6.  The Owner as fiduciary  shall,  in the case of  arbitration,  make settlement with insurers in accordance with  directions of the  arbitrators.  If distribution of insurance  proceeds by arbitration is required,  the arbitrators will direct such distribution.

11.5    PERFORMANCE BOND AND PAYMENT BOND

11.5.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the
Contract Documents on the date of execution of the Contract.

11.5.2  Upon the  request of any person or entity  appearing  to be a  potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.

                                   ARTICLE 12
                        UNCOVERING AND CORRECTION OF WORK

12.1    UNCOVERING OF WORK

12.1.1 If a portion of the Work is covered  contrary to the Architect's  request or to requirements specifically expressed in the Contract Documents, it must, if required  in  writing  by  the  Architect,  be  uncovered  for  the  Architect's examination  and be replaced at the  Contractors  expense  without change in the
Contract Time.

                                       -24-

12.1.2 If a portion of the Work has been  covered  which the  Architect  has not specifically  requested to examine prior to its being covered, the Architect may request to see such Work and it shall be  uncovered by the  Contractor.  If such
Work is in  accordance  with the Contract  Documents,  costs of  uncovering  and replacement  shall, by appropriate  Change Order, be at the Owner's expense.  If such Work is not in accordance with the Contract Documents,  correction shall be at the  Contractors  expense  unless the  condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

12.2    CORRECTION OF WORK

12.2.1   BEFORE OR AFTER SUBSTANTIAL COMPLETION

12.2.1.1 The Contractor shall promptly correct Work rejected by the Architect or failing  to conform  to the  requirements  of the  Contract  Documents,  whether discovered before or after Substantial Completion and whether or not fabricated, installed or  completed.  Costs of correcting  rejected Work before  Substantial
Completion,  including  additional  testing and inspections and compensation for
the  Architect's   services  and  expenses  made  necessary   thereby  shall  be
reimbursable up to the GMP.

12.2.2  AFTER SUBSTANTIAL COMPLETION

12.2.2.1 If,  within one year after the date of  Substantial  Completion  of the
Work or  designated  portion  thereof  or after  the date  for  commencement  of warranties  established under Subparagraph 9.9.1, any of the Work is found to be not  in  accordance  with  the  requirements  of  the  Contract  Documents,  the
Contractor  shall correct it promptly  after receipt of written  notice from the
Owner to do so unless the Owner has  previously  given the  Contractor a written acceptance of such  condition.  The Owner sha11 give such notice  promptly after discovery of the  condition.  During the one year period for correction of Work, if the  Owner  fails  to  notify  the  Contractor  and give  the  Contractor  an opportunity  to make the  correction,  the Owner  waives  the  rights to require correction by the Contractor and to make a claim for breach of warranty.  If the
Contractor fails to correct  nonconforming  Work within a reasonable time during that period after receipt of notice from the Owner or  Architect,  the Owner may correct it in accordance with Paragraph 2.4.

12.2.2.2  The  one-year  period for  correction  of Work shall be extended  with respect to portions of Work first performed after Substantial  Completion by the period of time between Substantial  Completion and the actual performance of the
Work.

12.2.2.3 The  one-year  period for  correction  of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Paragraph 12.2.

12.2.3 The Contractor  shall remove from the site portions of the Work which are not in  accordance  with the  requirements  of the  Contract  Documents  and are neither corrected by the Contractor nor accepted by the Owner.

12.2.4 Nothing  contained in this Paragraph 12.2 shall be construed to establish a period of limitation,  with respect to other  obligations which the Contractor might have under the Contract Documents.

12.3    ACCEPTANCE OF NONCONFORMING WORK

12.3.1 If the Owner prefers to accept Work which is not in  accordance  with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and  correction,  in which case the  Contract Sum will be reduced as appropriate  and equitable.  Such  adjustment  shall be effected  whether or not final payment has been made.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

13.1    GOVERNING LAW

13.1.1 The Contract  shall be governed by the law of the place where the Project is located.

13.2    SUCCESSORS AND ASSIGNS

13.2.1 The Owner and Contractor  respectively  bind themselves,  their partners, successors,  assigns and legal  representatives to the other party hereto and to partners,  successors,  assigns and legal representatives of such other party in respect to  covenants,  agreements  and  obligations  contained  in the Contract

                                      -25-

Documents.  Except as  provided in  Subparagraph  13.2.2,  neither  party to the
Contract  shall assign the Contract as a whole  without  written  consent of the other. If either party attempts to make such an assignment without such consent, that party shall  nevertheless  remain legally  responsible  for all obligations under the Contract

13.2.2 The Owner may, without consent of the Contractor,  assign the Contract to an institutional  lender providing  constructionn  financing for the Project. In such event, the lender shall assume the Owner's rights and obligations under the
Contract  Documents.  The  Contractor  shall  execute  all  consents  reasonably required to facilitate such assignment.

13.3    WRITTEN NOTICE

13.3.1  Written  notice shall be deemed to have been duly served if delivered in person to the  individual or a member of the  certified  firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business  address known to the party giving notice.

13.4    RIGHTS AND REMEDIES

13.4.1 To the extent remedies are provided in this Agreement, then such remedies would be the  exclusive  remedy  with  respect  to the  subject  matter  covered thereby,  provided  however,  such  remedy  shall be in  addition  to all  other remedies  set forth in this  Contract.  In the event a course of action or claim arises for which a remedy is not  provided in this  Agreement,  then the parties shall have the rights and remedies available at law or in equity, subject to the waivers,  releases and limitations on liabilities set forth in the Agreement. To the extent that any waivers, releases and limitations of liability are expressed in this Agreement then such waivers, releases and limitations of liability shall apply  even in the  event of  default,  negligence  or strict  liability  of the officers to be released or whose  liability  is limited and shall  extend to the officers, directors, employees, agents and related entities of such party.

13.4.2 No action or failure to act by the Owner,  Architect or Contractor  shall constitute a waiver of a right or duty  afforded  them under the  Contract,  nor shall such action or failure to act constitute  approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

13.5    TESTS AND INSPECTIONS

13.5.1 Tests,  inspections and approvals of portions of the Work required by the
Contract  Documents  or by laws,  ordinances,  rules,  regulations  or orders of public authorities having  jurisdiction  shall be made at an appropriate time.
Unless  otherwise  provided,  the Contractor  shall make  arrangements  for such tests,  inspections  and approvals  with an  independent  testing  laboratory or entity acceptable to the Owner, or with the appropriate  public  authority,  and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect  timely notice of when and where tests and  inspections are to be made so that the  Architect may  be present  for such  procedures.  The
Owner shall bear costs of tests,  inspections  or approvals  which do not become requirements until after bids are received or negotiations concluded.

13.5.2  If the  Architect,  Owner  or  public  authorities  having  jurisdiction determine that portions of the Work require  additional  testing,  inspection or approval not included  under  Subparagraph  13.5.1,  the  Architect  will,  upon
written   authorization  from  the  Owner,   instruct  the  Contractor  to  make
arrangements  for such  additional  testing,  inspection  or  approval by entity acceptable  to the Owner,  and the  Contractor  shall give timely  notice to the
Architect  of when and where  tests and  inspections  are to be made so that the
Architect may be present for such procedures.  Such costs, except as provided in
Subparagraph 13.5.3, shall be at the Owner's expense.

13.5.3  If  such   procedures   for  testing,   inspection  or  approval   under
Subparagraphs  13.5.1 and 13.5.2  reveal  failure of the portions of the Work to comply with requirements  established by the Contract Documents,  all costs made
necessary  by  such  failure   including   those  of  repeated   procedures  and
compensation  for  the  Architect's  services  and  expenses  shall  be  at  the
Contractor's expense.

13.5.4 Required  certificates of testing,  inspection or approval shall,  unless otherwise required by the Contract  Documents,  be secured by the Contractor and promptly delivered to the Architect.

13.5.5 if the Architect is to observe tests,  inspections or approvals  required by the Contract -'  Documents,  the  Architect  will do so promptly  and,  where practicable, at the normal place of testing.

13.5.6 Tests or inspections  conducted  pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

                                      -26-

13.6    INTEREST

13.6.1 Payments due and unpaid under the Contract  Documents shall bear interest from the date  payment  is due at such rate as the  parties  may  agree  upon in writing or, in the absence  thereof,  at the legal rate  prevailing from time to time at the place where the Project is located.

13.7    COMMENCEMENT OF STATUTORY LIMITATION PERIOD

13.7.1 As between the Owner and Contractor:

            .1    Before Substantial  Completion.  As to acts or failures to act
                  occurring   prior  to  the   relevant   date  of   Substantial
                  Completion,   any  applicable  statute  of  limitations  shall
                  commence  to run and any  alleged  cause  of  action  shall be deemed to have  accrued  in any and all  events not later than such date of Substantial Completion;

            .2    Between  Substantial  Completion  and  Final  Certificate  for
                  Payment. As to acts or failures to act occurring subsequent to the  relevant  date of  Substantial  Completion  and  prior to issuance of the final Certificate for Payment,  any applicable statute of  limitations  shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events  not  later  than the  date of  issuance  of the  final
                  Certificate for Payment; and

            .3    After Final Certificate for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final
                  Certificate for Payment, any applicable statute of limitations shall  commence to run and  any alleged  cause of action shall be deemed to have accrued in any and all events not later than the  date  of any  act  or  failure  to act by the  Contractor pursuant to any Warranty  provided  under  Paragraph  3.5, the date of any  correction  of the Work or failure to correct the
                  Work by the Contractor  under  Paragraph  12.2, or the date of actual  commission  of any other act or failure to perform any duty or  obligation  by the  Contractor  or  Owner,  whichever occurs last.

                                   ARTICLE 14
                    TERMINATION OR SUSPENSION OF THE CONTRACT

14.1    TERMINATION BY THE CONTRACTOR

14.1.1 The  Contractor  may  terminate the Contract if the Work is stopped for a period of 30  consecutive  days through no act or fault of the  Contractor  or a
Subcontractor,  Sub-subcontractor  or their  agents  or  employees  or any other persons or entities  performing  portions  of the Work under  direct or indirect contract with the Contractor, for any of the following reasons:

           .1     issuance  of an order of a court  or  other  public  authority having jurisdiction which requires all Work to be stopped;

           .2     an  act  of  government,  such  as  a declaration of  national emergency which requires all Work to be stopped;

           .3     because the Architect has not issued a Certificate for Payment and  has  not  notified  the  Contractor  of  the  reason  for withholding  certification as provided in Subparagraph  9.4.1, or because the Owner has not made payment on a Certificate for
                  Payment within the time stated in the Contract Documents; or

           .4     the Owner has  failed to furnish  to the Contractor  prompt1y, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1.

14.1.2 The  Contractor may terminate the Contract if, through no act or fault of the  Contractor  or  a  Subcontractor,  Sub-subcontractor  or  their  agents  or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions  of the entire Work by the Owner as described  in  Paragraph  14.3 constitute  in the  aggregate  more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

14.1.3 If one of the reasons described in Subparagraph  14.1.1 or 14.1.2 exists, the Contractor  may, upon seven days' written notice to the Owner and Architect, terminate  the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials,  equipment,  tools,  and construction equipment and machinery, including reasonable overhead, profit and damages.

                                      -27-

14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the  Contractor or a  Subcontractor  or their agents or employees or any other  persons  performing  portions  of the Work  under  contract  with the
Contractor  because  the Owner has  persistently  failed to fulfill  the Owner's obligations  under the Contract  Documents with respect to matters  important to the  progress of the Work,  the  Contractor  may,  upon seven  additional  days'
written  notice to the Owner  and the  Architect,  terminate  the  Contract  and recover from the Owner as provided in Subparagraph 14.1.3.

14.2    TERMINATION BY THE OWNER FOR CAUSE

14.2.1  The Owner may terminate the Contract if the Contractor:

            .1    persistently  or repeatedly  refuses or fails to supply enough properly skilled workers or proper materials;

            .2    repeatedly  fails  to  make  payment  to  Subcontractors   for
                  materials  or  labor  in   accordance   with  the   respective
                  agreements between the Contractor and the Subcontractors;

            .3    persistently   disregards   laws,   ordinances,    or   rules,
                  regulations   or   orders   of  a  public   authority   having
                  jurisdiction;  or

            .4    otherwise  is guilty of  substantial  breach of a provision of the Contract Documents.

14.2.2 When any of the above reasons exist, the Owner, upon certification by the
Architect  that  sufficient  cause exists to justify  such  action,  may without prejudice  to any other  rights or  remedies  of the Owner and after  giving the
Contractor and the  Contractor's  surety,  if any,  seven days' written  notice, terminate  employment of the Contractor and may,  subject to any prior rights of the surety:

            .1    take  possession of the site and of all materials,  equipment, tools, and construction  equipment and machinery thereon owned by the Contractor under the terms of the assignment.

            .2    accept  assignment of subcontracts  pursuant to Paragraph 5.4;
                  and

            .3    finish the Work by  whatever  reasonable  method the Owner may deem  expedient.  Upon  request of the  Contractor,  the Owner shall furnish to the  Contractor a detailed  accounting of the costs incurred by the Owner in finishing the Work.

14.2.3 When the Owner  terminates  the Contract for one of the reasons stated in
Subparagraph  14.2.1,  the Contractor  shall not be entitled to receive  further payment until the Work is finished.

14.2.4 If the unpaid  balance of the Contract Sum exceeds costs of finishing the
Work,  including  compensation  for the  Architect's  services and expenses made necessary  thereby,  such excess shall be paid to the Contractor.  If such costs and damages exceed the unpaid balance,  the Contractor  shall pay the difference to the Owner.  The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect,  upon application,  and this obligation for payment shall survive termination of the Contract.

14.3    SUSPENSION BY THE OWNER FOR CONVENIENCE

14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or;  interrupt the Work in whole or in part for such period of time as the
Owner may determine.

14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time  caused by  suspension,  delay or  interruption  as  described  in
Subparagraph  14.3.1.  Adjustment of the Contract Sum shall include  profit.  No adjustment shall be made to the extent:

            .1    that  performance  is,  was or would  have been so  suspended,
                  delayed  or   interrupted  by  another  cause  for  which  the
                  Contractor is responsible; or

            .2    that an equitable  adjustment  is made or denied under another provision of the Contract.

                                      -28-

14.4    TERMINATION BY THE OWNER FOR CONVENIENCE

14.4.1 The Owner  may,  at  any time, terminate  the  Contract  for the  Owner's convenience and without cause.

14.4.2 Upon receipt of written notice from the Owner of such termination for the
Owner's convenience, the Contractor shall:

            .1    cease operations as directed by the owner in the notice;

            .2    take actions necessary,  or that the Owner may direct, for the protection and preservation of the Work; and

            .3    except  for  Work  directed  to  be  performed  prior  to  the effective date of termination stated in the notice,  terminate all existing  subcontracts  and purchase orders and enter into no further subcontracts and purchase orders.

14.4.3 In case of such  termination for the Owners  convenience,  the Contractor sha11 be entitled to receive  payment for Work  executed,  and costs incurred by reason of such  termination,  along with  reasonable  overhead and profit on the
Work not executed.